Exhibit 99.1

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Docket #0288 Date Filed: 05/24/2024

UNITED STATES BANKRUPTCY COURT

  Northern DISTRICT OF Texas

         Dallas

In Re. Eiger BioPharmaceuticals, Inc.	§	Case No. 24-80040
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 04/30/2024	Petition Date: 04/01/2024

Months Pending: 1	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		9

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☒	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

05/24/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$9,796,571

b.	Total receipts (net of transfers between accounts)	$3,887,239	$3,887,239

c.	Total disbursements (net of transfers between accounts)	$1,718,988	$1,718,988

d.	Cash balance end of month (a+b-c)	$11,964,822

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$1,718,988	$1,718,988

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$1,086,371

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$1,533,965

d	Total current assets	$38,618,740

e.	Total assets	$38,877,826

f.	Postpetition payables (excluding taxes)	$184,834

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$184,834

k.	Prepetition secured debt	$42,038,392

l.	Prepetition priority debt	$60,600

m.	Prepetition unsecured debt	$12,527,432

n.	Total liabilities (debt) (j+k+l+m)	$54,811,259

o.	Ending equity/net worth (e-n)	$-15,933,433

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,212,109

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$28,674

c.	Gross profit (a-b)	$1,183,435

d.	Selling expenses	$-215,757

e.	General and administrative expenses	$1,676,368

f.	Other expenses	$1,756

g.	Depreciation and/or amortization (not included in 4b)	$68,518

h.	Interest	$77,089

i.	Taxes (local, state, and federal)	$23,067

j.	Reorganization items	$0

k.	Profit (loss)	$-447,605	$-447,605

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Alvarez & Marsal	Financial Professional	$0	$0	$0	$0
	ii	KCC, LLC	Other	$0	$0	$0	$0
	iii	Sidley Austin LLP	Lead Counsel	$0	$0	$0	$0
	iv	SSG Advisors, LLC	Other	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021)	3

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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UST Form 11-MOR (12/01/2021)	6

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

c.	xcix
c
	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$4,990	$4,990

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$23,067	$23,067

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	☒	No	☐
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	☐	No	☒
c. Were any payments made to or on behalf of insiders?	Yes	☒	No	☐
d. Are you current on postpetition tax return filings?	Yes	☒	No	☐
e. Are you current on postpetition estimated tax payments?	Yes	☒	No	☐
f. Were all trust fund taxes remitted on a current basis?	Yes	☒	No	☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	☐	No	☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	☐	No	☐	N/A	☒
i. Do you have: Worker’s compensation insurance?	Yes	☒	No	☐
If yes, are your premiums current?	Yes	☒	No	☐	N/A	☐	(if no, see Instructions	)
Casualty/property insurance?	Yes	☒	No	☐
If yes, are your premiums current?	Yes	☒	No	☐	N/A	☐	(if no, see Instructions	)
General liability insurance?	Yes	☒	No	☐
If yes, are your premiums current?	Yes	☒	No	☐	N/A	☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	☐	No	☒
k. Has a disclosure statement been filed with the court?	Yes	☐	No	☒
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	☒	No	☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	☐	No	☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes	☐	No	☐	N/A	☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	05/24/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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Debtor’s Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	12

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Exhibit - 1
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	4/1/2024 - 4/30/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Month	Cash Receipts Current Month	Cash Disbursements Current Month		Cash Balance EOM	Disbursements by 3rd Party Current Month	Total Disbursements Current Month
Eiger BioPharmaceuticals, Inc.	24-80040	$9,796,571	3,887,239	(1,718,988)	NA	$11,964,822	$—	$(1,718,988)

Total Cash Receipts and Cash Disbursements		$9,796,571	$3,887,239	$(1,718,988)	NA	$11,964,822	$—	$(1,718,988)

UST Form 11-MOR (12/01/2021)	1

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Exhibit - 2
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	4/30/2024

Supplemental Balance Sheet

Eiger BioPharmaceuticals, Inc.
04/30/2024
ASSETS
Cash and Equivalents	$11,966,529
Accounts Receivable	1,086,371
Intercompany Receivables	13,185,620
Inventory	1,533,965
Other Current Assets	10,846,256

Total Current Assets	$38,618,740
Fixed Asset	256,999
Other Asset	2,086

Total Other Assets	$259,085

TOTAL ASSETS	$38,877,826

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise Postpetition Payables	184,834

Total Liabilities Not Subject to Compromise	$184,834
Liabilities Subject to Compromise
Accounts Payable	2,676,855
Intercompany Payables	3,858,537
Senior Secured Debt	42,038,392
Other Current Liabilities	1,806,108
Accrued Liabilities	—
Commercial Accruals	46,942
Clinical Accruals	1,977,078
Regulatory Accruals	1,107,330
CMC Tech Dev Accruals	526,790
Accrued Bonus	(1)
Accrued Priority Obligations	60,600
Accrued Payroll	525,797
Right of Use - ST Liability	1,669
Right of Use - LT Liability	327

Total Liabilities Subject to Compromise	$54,626,425

Total Liabilities	$54,811,259
Total Equity	(15,933,433)

TOTAL LIABILITIES & EQUITY	$38,877,825

UST Form 11-MOR (12/01/2021)	2

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Exhibit - 3
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	4/1/2024 - 4/30/2024

Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.
	Current Month	Cumulative
	04/01/2024 - 04/30/2024	04/01/2024 - 04/30/2024	Notes
Income
Income	$1,212,109	$1,212,109

Total Income	$1,212,109	$1,212,109
Operating Expenses
Cost of Sales	28,674	28,674
Wage related	348,011	348,011
Travel & Entertainment	2,426	2,426
Outside Services (Ex. Restructuring Expenses)	1,274,675	1,274,675
Restructuring Expenses	—	—	[1	]
Clinical costs	(318,922)	(318,922)
CMC Tech Dev	103,212	103,212
Regulatory	(47)	(47)
Other operating costs	90,258	90,258

Total Operating Expenses	$1,528,288	$1,528,288

Operating Income / (Loss)	$(316,178)	$(316,178)

Other (Income) / Expense
Other Income	$(22,761)	$(22,761)
Other Expense	154,188	154,188	[2	]

Total Other (Income) / Expense	$131,427	$131,427

Net Income / (Loss) before Reorganization Expenses	$(447,605)	$(447,605)
Reorganization Items, net	—	—

Net Income / (Loss)	$(447,605)	$(447,605)

Notes

[1] - The payments of professionals and any amounts related thereto disclosed in this Monthly Operating Report do not include any accrued professional fees. Accrued professional fees have not yet been approved by the Court for this reporting period pursuant to the Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Retained Professionals [Docket No. 259].

[2] - Includes both realized and unrealized (gains) / losses.

UST Form 11-MOR (12/01/2021)	3

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In re: Eiger BioPharmaceuticals, Inc.		Exhibit - 4
AR Aging	Case No.:	24-80040
	Reporting Period:	4/1/2024 - 4/30/2024

Sold From	Invoice Number	Invoice Date	Due Date	Days Aged	Customer	Currency	Amount	1 - 30 Days (Current)	31 - 60 Days	Total
Eiger BioPharmaceuticals, Inc.	CN1008	01/25/24	03/25/24	36	Sciensus (ATU)	EUR*	€(19,630.04)		$(19,630.04)	$(19,630.04)
Eiger BioPharmaceuticals, Inc.	335302272	04/03/24	05/03/24	-3	CVS Caremark	USD	$98,640.00	$98,640.00		$98,640.00
Eiger BioPharmaceuticals, Inc.	335338646	04/08/24	05/08/24	-8	CVS Caremark	USD	$98,640.00	$98,640.00		$98,640.00
Eiger BioPharmaceuticals, Inc.	335370454	04/10/24	05/10/24	-10	CVS Caremark	USD	$197,280.00	$197,280.00		$197,280.00
Eiger BioPharmaceuticals, Inc.	335370454	04/10/24	05/10/24	-10	CVS Caremark	USD	$147,960.00	$147,960.00		$147,960.00
Eiger BioPharmaceuticals, Inc.	335406944	04/15/24	05/15/24	-15	CVS Caremark	USD	$258,930.00	$258,930.00		$258,930.00
Eiger BioPharmaceuticals, Inc.	335498694	04/24/24	05/24/24	-24	CVS Caremark	USD	$197,280.00	$197,280.00		$197,280.00
Eiger BioPharmaceuticals, Inc.	335533723	04/29/24	05/29/24	-29	CVS Caremark	USD	$123,300.00	$123,300.00		$123,300.00

Total (USD)								$1,122,030.00	$(19,630.04)	$1,102,399.96

Notes

All foreign currencies are translated to USD as of month end

AR Aging excludes an allowance for prompt payments of ($16,028.85)

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Exhibit - 5
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	4/1/2024 - 4/30/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	Total Open Balance
V1400
	ABC-Plan, Inc.	1199	$2,612.90	04/20/24	$—	$2,613
	ABC-Plan, Inc.	1211	$4,500.00	05/23/24	$4,500	$—
Total V1400					$4,500	$2,613	$7,113
V1212
	AllCare Plus Pharmacy LLC	4125805055	$74,200.00	05/02/24	$74,200	$—
Total V1212					$74,200	$—	$74,200
V1198
	Biorasi LLC	7237	$47,345.15	04/11/24	$—	$47,345
Total V1198					$—	$47,345	$47,345
V0255
	Canon Financial Services, Inc	32398840	$287.86	05/12/24	$288	$—
Total V0255					$288	$—	$288
V0084
	CPA Global Limited	C264075	$(10,805.96)	05/11/24	$(10,806)	$—
Total V0084					$(10,806)	$—	$(10,806)
V1157
	Digital Media Innovations LLC	1000000191361	$1,146.50	05/16/24	$1,147	$—
	Digital Media Innovations LLC	1000000191361	$4,970.25	05/16/24	$4,970	$—
Total V1157					$6,117	$—	$6,117
V0353
	Equiniti Trust Company, LLC.	CI-69803	$1,086.60	04/17/24	$—	$1,087
Total V0353					$—	$1,087	$1,087
V0132
	Federal Express Corporation	8-481-62142	$501.85	05/11/24	$502	$—
Total V0132					$502	$—	$502
V0439
	Fisher Clinical Services, Inc.	842956	$283.84	05/17/24	$284	$—
Total V0439					$284	$—	$284
V1242
	Integrichain, Inc.	NS-5367	$10,500.00	05/01/24	$10,500	$—
	Integrichain, Inc.	NS-5367	$10,630.00	05/01/24	$10,630	$—
	Integrichain, Inc.	NS-5367	$22,721.50	05/01/24	$22,722	$—
Total V1242					$43,852	$—	$43,852
V0303
	Lonza Bend, Inc.	96195263	$12,100.00	05/24/24	$12,100	$—
Total V0303					$12,100	$—	$12,100
V1188
	Resources Connection LLC (dba Countsy)	AS06192899	$2,753.65	05/25/24	$2,754	$—
Total V1188					$2,754	$—	$2,754

Grand Total			$184,834.14		$133,789.49	$51,044.65	$184,834.14

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Exhibit - 6
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	4/1/2024 - 4/30/2024

Payments to Insiders

Insider Name	Salary	Expense Reimbursement	Other Payments	Notes	Total
	$54,166.66	$1,340.40			$55,507.06
	32,066.66	186.43			32,253.09
	35,416.66				35,416.66

Total	$121,649.98	$1,526.83			$123,176.81

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17;29oo5D®§£9sooio 7 Page 1 of 14 Statement Period J.P Morgan March 30—April 30, 2024 Account Number Investment Statement 01887 JPS 079 001 12124—NNNNNNNNNNNN ACCOUAt Value With ACCmalS INNOVATUS LIFE SCIENCES LENDING FUND I Account Description Previous Period This Period LP AS SECURED PARTY OF EIGER D . o ™ . Q BIOPHARMACEUTICALS, INC BrOkera9e 2’220’18 16’668’23 777 THIRD AVENUE, 25TH FLOOR ACCOUNT VALUE $2,220.18 $16,668.23 NEW YORK NY 10017-1411 ’ See page 3 for footnotes and more detail. CE3 Copy mailed to third parties—see page 8 Questions? For Full Service Accounts, Call Financial Advisor ^(415) 772 7526 Account Value with Accruals (May 2022 to April 2024) Customer Service $25 499 448 (800) 688 2327 ’ ’ Branch Address $19,380,111 560 Mission Street, Suite 2400 zA / V / \ San Francisco, CA, 94105 $13 260 774 / \ A / \ / \ WWW.jpmorgan.com More contact information on page 8 I V \ [ V \ $7,141,437 y \ $1,022,100 -$5,097,238 mCoOmCoO ‘<CQ<O”’<CQ<O’ .r . ....... . . . . ... bObObObObObObObO If you have any questions about your statement or concerns about your account, please call us at °°°°°°°° the toll free number provided above. INVESTMENT AND INSURANCE PRODUCTS ARE: â–NOT FDIC INSURED â– NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY â– NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES â– SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED page 7 of 14 Account is held at J.P. Morgan Securities LLC (JPMS), member Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC). This statement summary is provided for convenience purposes only. For information about your JPMS account(s), please refer to your official JPMS account statement(s), which follows this statement summary. Neither this statement summary nor your official JPMS account statement(s) should be used for tax reporting purposes. BROKERAGE IMPORTANT INFORMATION

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 3 of 14 Statement Period J.P Morgan March 30—April 30, 2024 Last Statement: March 29, 2024 Account Number INNOVATUS LIFE SCIENCES LENDING FUND I LP AS SECURED PARTY OF EIGER . aa BIOPHARMACEUTICALS, INC Account Value With Accruals: $1 6,668.23 Account Activity Summary CORPORATION Description This Period Year-to-Date Beginning Account Value $2,220.18 $13,475,387.27 Deposits (Cash & Securities) 0.00 0.00 Withdrawals (Cash & Securities) 0.00 (13,640,410.97) Net Deposits / Withdrawals $0.00 ($13,640,410.97) Income 14,448.05 181,691.93 Fees1 0.00 0.00 Change In Investment Value 0.00 0.00 ENDING ACCOUNT VALUE $16,668.23 $16,668.23 Net Accrued Income 0.00 0.00 Account Value With Accruals $16,668.23 $16,668.23 1 Account fees, management fees, and debit interest are included. Trade related fees charged by brokers and commissions impact the total cost or proceeds of your trades and are not included here. Month End Closing Method: First In, First Out (FIFO) Your Broker/Dealer is J.P. MORGAN SECURITIES LLC, 4 Chase Metrotech Center, Brooklyn, New York 11245-0001 INVESTMENT AND INSURANCE PRODUCTS ARE: â–NOT FDIC INSURED â– NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY â– NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES â– SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED page 3 Qf u J.P. Morgan Wealth Management is a business of JPMorgan Chase & Co., which offers investment products and services through J.P. Morgan Securities LLC (JPMS), a registered broker-dealer and investment advisor, member FINRA and SI PC. Annuities are made available through Chase Insurance Agency, Inc. (CIA), a licensed insurance agency, doing business as Chase Insurance Agency Services, Inc. in Florida. Certain custody and other services are provided by JPMorgan Chase Bank, N.A. (JPMCB). JPMS, CIA and JPMCB are affiliated companies under the common control of JPMorgan Chase & Co. Products not available in all states. For information about your account, please refer to your official JPMS account statement which should not be used for tax reporting purposes. Please read the important disclosures at the end of the statement. For questions, please call (347) 643 9953. STATEMENT SUMMARY IMPORTANT INFORMATION

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 4 of 14 J.P Morgan ° INNOVATUS LIFE SCIENCES CORPORATION (Acct LENDING FUND I Statement Period: March 30—April 30, 2024 Asset Allocation Summary Market value Market value Total Description Previous Period This Period Change ($) Fixed Income 2,220.18 16,668.23 14,448.05 TOTAL ACCOUNT VALUE $2,220.18 $16,668.23 $14,448.05 Assets and Liabilities Summary Description Previous Period This Period Long Market Value 2,220.18 16,668.23 Total Assets $2,220.18 $16,668.23 Total Liabilities $0.00 $0.00 TOTAL ACCOUNT VALUE $2,220.18 $16,668.23 Total Account Value with Accruals $2,220.18 $16,668.23 Income Summary Description This Period Year-to-Date Dividends 14,448.05 181,691.93 Total Income from Taxable Investments $14,448.05 $181,691.93 Total Income from Non-Taxable Investments $0.00 $0.00 TOTAL INCOME $14,448.05 $181,691.93 Taxable and Non-taxable income classifications are based on the characteristics of the underlying securities and not the taxable status of the account. Page 4 of 14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY IMPORTANT INFORMATION

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 5 of 14 J.PMorgan innovatus life sciences CORPORATION (Acct#|^^^J LENDING FUND I Statement Period: March 30—April 30, 2024 Holdings The total cost basis for each security position and the unrealized gain/loss are provided solely for your convenience and may not be used for tax purposes or otherwise relied upon. If you have questions related to the tax treatment of your investments, please consult your tax advisor. Unrealized gain/loss total reflects only those positions for which a cost basis is available or has been provided. J.P. Morgan has not, and cannot, validate the cost basis of positions reported by you or your agent, and are displayed solely for your convenience. Information on this statement related to cost and gain/loss calculations does not include adjustments for wash sales that may have occurred on transactions pending settlement. These wash sale adjustments, if any, will be reflected on your next statement. FIXED INCOME Acquisition Unrealized Est. Accrued Inc. Description Date Quantity Price Market Value Unit Cost Cost Basis Gain/Loss Est. Annual Inc. DREYFUS GOVT CASH MGMT N 16,668.23 1 16,668.23 1 16,668.23 0.00 ST - INST SHS EST YIELD: 5.29% 882.08 Symbol: DGCXX TOTAL FIXED INCOME $16,668.23 $16,668.23 $0.00 - $882.08 Total Account Value : $16,668.23 Unless otherwise noted, all positions are held In your cash account. F—TEFRA Account G—Good Faith Account I—Income Account L—Non Purpose Loan Account M—Margin Account R—DVP/RVP Account S—Short Account Al Pricing Method: a—Net Investment b—Appraised Value c—The firm did not receive price Information compliant with applicable reporting requirements. A—Average Cost B—Adjusted for Amortization or Accretion D—Acquisition Date = Date of Death E—Adjusted for Option Exercise or Assignment K—Gifted Security LT—Long Term MT—Mixed Term N—Noncovered Provide—Please provide this Information ST—Short Term T—Cost Basis provided by Third Party W—Adjusted for Wash Sale Page 5 of 14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY IMPORTANT INFORMATION

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 6 of 14 J.P Morgan ° INNOVATUS LIFE SCIENCES CORPORATION (Acct # LENDING FUND I Statement Period: March 30—April 30, 2024 Activity CASH FLOW SUMMARY Description This Period Year-to-Date Opening Cash Balance $0.00 $0.00 Trade and Investment Activity 0.00 13,640,410.97 Income 14,448.05 181,691.93 Total Credits $14,448.05 $13,822,102.90 Trade and Investment Activity (14,448.05) (181,691.93) Cash Withdrawals 0.00 (13,640,410.97) Total Debits ($14,448.05) ($13,822,102.90) Net Cash Activity $0.00 $0.00 CLOSING CASH BALANCE $0.00 $0.00 “Opening Cash Balance” and “Closing Cash Balance” include Sweep Funds. See additional footnotes on the last page of this account. Page 6 of 14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY IMPORTANT INFORMATION

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 7 of 14 J.P Morgan ° INNOVATUS LIFE SCIENCES CORPORATION (Acct # LENDING FUND I Statement Period: March 30—April 30, 2024 TRADE AND INVESTMENT ACTIVITY Trade Date Transaction Settle Date Closing Method Description Quantity Price Cost Proceeds 01Apr2024 REINVEST DREYFUS GOVT CASH MGMT 14,448.05 (14,448.05) 01 Apr 2024 INST SHS DIVIDEND REINVEST Symbol: DGCXX Total Securities Bought & Sold Total Other Investment Activity ($14,448.05) TOTAL TRADE AND INVESTMENT ACTIVITY ($14,448.05) INCOME Taxable and non-taxable income classifications are based on the characteristics of the underlying securities and not the taxable status of the account. Income from Taxable Investments Date Transaction Description Quantity Rate Debit Amount Credit Amount Net Amount 01Apr2024 DIVIDEND DREYFUS GOVT CASH MGMT 14,448.05 14,448.05 INST SHS MONTHLY DIVIDEND Symbol: DGCXX Total Dividends $14,448.05 $14,448.05 TOTAL INCOME FROM TAXABLE INVESTMENTS $14,448.05 $14,448.05 Total Income $14,448.05 $14,448.05 A—Average Cost B—Adjusted for Amortization or Accretion D—Acquisition Date = Date of Death E—Adjusted for Option Exercise or Assignment K—Gifted Security LT—Long Term MT—Mixed Term N—Noncovered Provide—Please provide this information ST—Short Term T—Cost Basis provided by Third Party W—Adjusted for Wash Sale Closing Methods: LIFO—Last In, First Out FIFO—First In, First Out HC—High Cost LC—Low Cost LTHC—Long Term, High Cost VSP—Specific Match (the closing transaction was specifically matched to this lot) Page 7 of 14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY IMPORTANT INFORMATION

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 8 of 14 J.PMorgan INNOVATUS life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 Additional Contact Information Account(s) Contact Custodian CORPORATION J.P. Morgan Securities LLC (FinanciaRavisoQ Member FINRA and SIPC (415) 772 7526 277 Park Avenue 3rd Floor New York, NY 10172 (800) 392 5749 www.jpmorgan.com/wealthadvisors Copy Mailed to Third Parties J.P. Morgan Securites LLC. would like to take this opportunity to notify you that the third party(ies) (i.e., interested party(ies) associated with your account) noted below are setup to receive copies of your month-end account statements and/or your transaction confirmations. If you wish to modify or cease distribution to any of the recipients indicated below, please call the appropriate number on the front of this statement. Account Third Party Name(s) and Address(es) CORPORATION Eiger Biopharmaceuticals Inc. Attn; 2155 Park Blvd Palo Alto CA 94306 Page 8 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE I I

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 9 of 14 J.PMorgan INNOVATUS life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 Messages NON RECEIPT OF CHECKS OR STOCKS Please report any difference or non-receipt of checks or stocks, indicated as delivered to you, to Client Services Operations at 800-634-1428; or write to Client Services Operations at J.P. Morgan Securities LLC, Mail Code: NY1-D066, 575 Washington Blvd., Floor 06, Jersey City, NJ 07310-1616. ELECTRONIC FUNDS TRANSFER NOTICE In case of errors or questions about electronic transfers in your brokerage account transmitted through the ACH Network, you must contact Client Services Operations department of J.P. Morgan Securities LLC immediately at telephone number (800) 634-1428 or (347) 643-9953 or write to J.P. Morgan Securities LLC., Attn: Client Services Department, J.P. Morgan Securities LLC, Mail Code: NY1-D066, 575 Washington Blvd., Floor 06, Jersey City, NJ 07310-1616 if you think your account statement or transaction record is wrong or if you need more information about a transaction listed on your account statement or transaction record. We must hear from you no later than 60 days after we sent the first account statement on which the problem or error appeared. 1. Tell JPMS your name and account number. 2. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. 3. Tell JPMS the dollar amount of the suspected error. If you tell JPMS orally, JPMS may require that you send it your complaint or question in writing within 10 business days. JPMS will determine whether an error occurred within 10 business days after JPMS hears from you and will correct any error promptly. If JPMS needs more time, however, JPMS may take up to 45 days to investigate your complaint or question. If JPMS decides to do this, JPMS will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes JPMS to complete its investigation. If JPMS determines at the conclusion of the investigation that there was no error, JPMS will charge your account for the credited amount. If JPMS asks you to put your complaint or question in writing and JPMS does not receive it within 10 business days, JPMS may not credit your account. For errors involving new accounts or foreign-initiated transactions, JPMS may take up to 90 days to investigate your complaint or question . For new accounts, JPMS may take up to 20 business days to credit your account for the amount you think is in error. JPMS will tell you the results within three business days after completing its investigation. If JPMS decides that there was no error, JPMS will send you a written explanation. You may ask for copies of the documents that JPMS used in its investigation. CHECK DEPOSITS CLIENT NOTIFICATION If you wish to send a check for deposit to a J.P. Morgan Securities LLC branch, please make the check payable to either yourself or J.P. Morgan Securities LLC and note your account number in the memo field and the name of your J.P. Morgan Representative on the envelope. Then please send the check to the following address for processing: J.P. Morgan Securities Mailcode NY1-L004 277 Park Avenue, 2nd Floor New York, NY 10172 IMPORTANT INFORMATION REGARDING PURCHASES INDICATED AS AVERAGE PRICE Your orders are processed in either (1) one execution at the confirmed price or (2) more than one execution, in which case the confirmed price is an average price. Please contact your J.P. Morgan representative for details regarding actual prices. Page 9 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE I I

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 10 of 14 J.PMorgan INNOVATUS life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 Messages (continued) MARGIN ACCOUNT REMINDERS If you own a margin account, we would like to remind you that: Securities and other assets in your account are our collateral for any margin loan made to you. If the securities and other assets in your account decline in value, so does the value of the collateral supporting your loan, and, as a result, we can take action, such as issue a margin call and/or sell securities or other assets in any of your accounts held at J.P. Morgan Securities LLC to maintain the required equity in your account. It is important that you fully understand the risks involved in trading securities on margin. These risks include the following: • You can lose more funds than you deposit in your margin account. • We can force the sale of securities or other assets in your account(s). • We can sell your securities or other assets without contacting you. • You are not entitled to choose which securities or other assets in your account(s) are liquidated or sold to meet a margin call. • We can increase our “house” maintenance margin requirements at any time and are not required to provide you with advance written notice. • You are not entitled to an extension of time on a margin call. Further, if you have a margin account with us, as permitted by law we may use certain securities in your account for, among other things, settling short sales and lending the securities for short sales, and as a result may receive compensation in connection therewith. If you carry a margin balance, your account statement will reflect the current annual interest rate applicable to your margin loan. Please review the current rate, as under certain circumstances the rate may change without advance notice. If you have any questions or concerns about your current interest rate, please speak to your J.P. Morgan representative. If you are a customer with a margin account, you have consented to our right (to the extent permitted by applicable law) to use, lend or pledge any securities held by J.P. Morgan Securities LLC in your margin account. In certain circumstances, such loans or other use may limit, in whole or in part, your ability to receive dividends directly from the issuing company and/or your right to exercise voting and other attendant rights of ownership with respect to the loaned, sold or pledged securities. Such circumstances include, but are not limited to, loans of securities that you own in your margin account that continue over record dates for voting purposes and ex-dividend dates for dividend distributions. If you do not receive dividends directly from the issuing company, you may receive payments-in-lieu of dividends, which could cause you to lose the benefit of the preferential tax treatment accorded to dividends. Page 10 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE I I

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 11 of 14 J.PMorgan innovatus life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 Messages (continued) IMPORTANT INFORMATION ABOUT AUTOMATIC REINVESTMENTS Automatic Reinvestment transactions excluding those conducted by DTC or in open ended mutual funds are processed by J.P. Morgan Securities LLC (JPMS) on an agency basis. JPMS provides you with the ability to enroll in a program to re-invest any and all dividend, capital gains and return of capital distributions (collectively “Distributions”) for securities eligible for participation (the Program). By participating in the Program, all dividends and capital gains distributions paid on eligible accounts or individual securities you have selected will automatically be reinvested into the shares of the same security. The important terms of the Program include: • Voluntary Participation. Participation in the Program is voluntary and you may modify or discontinue your participation at any time. You may enroll by specifying individual securities or have all eligible securities in your account participate in the Program; modify your elections; or unenroll from the Program through the website or by contacting your PCA or FA. • Trade Execution. With the exception of open ended mutual funds, provided you are enrolled in the Program prior to the record date, JPMS reinvests the Distributions from an eligible security on the pay date of the Distribution, at an average weighted price. For certain securities, reinvestment may occur through the Depository Trust Company (DTC), which may be later than the pay date. There may be a difference in price depending on the whether the Program trade is made through J.P. Morgan or DTC. These transactions will post to your account when the shares are made available to JPMS by DTC and will be reflected on your statement. • No Fees. No commission or fee are charged for Program trades. • Fractional Shares. JPMS will credit to your account the number of shares equal to the amount of your funds to be reinvested in a particular security divided by the purchase price per share. If made available for your account, participation in the Program may give you interests in fractional shares of securities, which JPMS calculates to five decimal places. You will receive dividend payments proportionate to your partial share holdings. • Confirmation of Transactions. All Program trades will be reflected on monthly account statements. You will not receive separate immediate confirmations for Program trades. You may request the details of any Program trade by contacting JPMS. Transactions that are not part of the Program will continue to receive confirmations contemporaneously with the trade. • No Recommendation. The inclusion of any security in the Program is not a recommendation by JPMS to buy, hold or sell such security. Participation in the Program does not assure profits on your investments and does not protect against loss in declining markets. • Eligibility. Generally, all brokerage accounts are eligible for participation as are most equities, open ended mutual funds, closed end funds and ETFs. Any exclusions will be identified at the time you are enrolled. • Program Changes. Program participants will be notified in advance if there are any material changes to the Program though no notice may be given if there are changes to the eligibility of any particular security. Page 11 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE I I

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 12 of 14 J.PMorgan INNOVATUS life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 Important Information about Your Account Statement(s) from its purchase price. Accurate valuation information is not available. The total cost basis for each security position and the unrealized gain/loss are provided solely as a general indication of performance Unless otherwise indicated, accounts are held at J.P. Morgan Securities, LLC (JPMS), member FINRA and should not be used for tax purposes or otherwise relied upon without the assistance of your tax and SIPC. JPMS is not a member of the Federal Deposit Insurance Corporation (FDIC). advisor. With respect to security positions received into your account, cost basis information, if any, NON-DISCRETIONARY: JPMS brokerage accounts are non-discretionary and all investment decisions has been Provided bV V00’ Further information is available uP°n request- are made by the client. For managed accounts, discretionary services are provided by JPMS, an you may hold positions where the original cost basis has been adjusted to reflect amortization or affiliate or an authorized third party. accretion. ACCOUNT PROTECTION: As a member of the Securities Investor Protection Corporation For Regulated Investment Companies or Dividend Reinvestment Plan sales, for which the (SIPC), JPMS provides account protection for the net equity of a customer’s funds and average price method has been chosen, positions are closed out on a First-In-First-Out (FIFO) basis, securities positions. SIPC provides $500,000 of primary net equity protection, including $250,000 for claims for cash (SIPC Coverage). Account protection applies when a SIPC These statements are not official documents for income tax reporting purposes and should not be relied member firm fails financially and is unable to meet its obligations to its securities customers, upon for such purposes, including determination of income, cost basis, amortization or accretion, or but does not apply to losses from the rise or fall in the market value of investments or to SIPC gain/loss. Such information, which may be inaccurate, incomplete or subject to updating, should be ineligible assets such as futures, options on futures, foreign exchange transactions, or any confirmed with your records and your tax advisor. investment contracts that are not registered as securities or deposit account balances. For nn/mrMn - â– . t . . . . .. . . . . . nk.uf cion ciDr DIVIDEND INCOME: Dividends credited to your account may include capital gains, non-taxable more information about SIPC Coverage, including the SIPC Brochure, visit www.sipc.org .. . . . .. . . . f ‘ ... 1 .. , r . t ... . , ,, „ .. .. . . I. r» * * i * i ii rmn x /onoi dividends and/or dividends on foreign stock. You may wish to consut your tax advisor with regard to (follow the link to How SIPC Protects Investors) or call SIPC at (202) 371-8300. . . . ... .. .. . . . a y y a ‘ ‘ ‘ ‘ yOur fax liability on these dividends. CUSTODY: JPMS carries your account and acts as your custodian for funds and securities received, rrTl..ATrn n-r> atfr AhlhlllAI Afcir> rr-nm A-rrn x/n-i which have been deposited directly with us or received as a result of transactions we process for your *®™*TAE° , NCOME: ES™ATED ANNUAL INCOME AND ESTIMATED YIELD . . .. r .. ‘ . . . .. . .. CALCULATIONS: The following calculation descriptions are provided for your reference. Please note account. Inquiries regarding your Statement may be directed to JPMS at (347) 643-9953 .. . .. , . « * . n â– f .. , a a J J ‘ ‘ that other factors may affect your specific calculations, so if you would like more information, please As used in the course of these statements, “J.P. Morgan” is the global brand name for contact your J.P. Morgan representative or call us at the number on the front of this statement. In JPMorgan Chase & Co. and its subsidiaries and affiliates worldwide. general, Estimated Accrued Income is calculated by multiplying the current coupon rate with the current face amount for the number of days since the bond’s last interest payment. Estimated Annual MARKET PRICES: The market value of your holdings is as of the last business day of the statement income (EAI) is calculated by multiplying either the current coupon rate or an estimated annual period or the last available price. Prices for determining market values represent estimates. These dividend (generally calculated by annualizing the most recent regular cash dividend) by the quantity of estimates are obtained from multiple sources deemed to be reliable. This information is not guaranteed the security held. For balances other than sweep program balances, Estimated Yield (EY) is for accuracy and is furnished for the exclusive use of the client. calculated by dividing EAI by the market value of the security. You should also know that: (i) the figures J.P. Morgan makes no representation, warranty or guarantee, express or implied, that any quoted value sbow” in this statament are estimates based on mathematical calculations using data obtained from represents the actual terms at which securities could be bought or sold or new transactions could be outsldet soutr<;ets’ they are P™ded for informational purposes only, and are no a projection or entered into, or the actual terms on which existing transactions or securities could be liquidated. Such guarantee of future returns, (ii) because prices of secun les, coupon and dividend rates are subject to values are onlv indicative change at any time, these estimates should not be relied upon exclusively for making investment, y ‘ trading, or tax decisions, (iii) because different asset types (e.g., equities versus fixed income ESTIMATED PRICING AND COST BASIS: Certain assets, including but not limited to, pooled and securities) tend to have different investment characteristics, these estimates should not be compared private investments, non-publicly traded and infrequently traded securities, derivatives, partnership across asset types; (iv) EAI and EY for certain types of securities might include return of principal or interests and tangible assets are generally illiquid, the value of such assets may have been provided to capital gains, in which case the EAI and EY would be overstated. There is no guarantee that your us by third parties who may not be independent of the issuer or manager. Such information is reflected investments will actually generate the EAI or EY presented, and your actual income and yield might be as of the last date provided to us, and is not independently verified. higher or lower. Pricing estimates may be based on bids, prices within the bid offer spread, closing prices or matrix IMPORTANT INFORMATION REGARDING AUCTION RATE SECURITIES (ARS): ARS are debt or methodology that uses data relating to other securities whose prices are more ascertainable to produce preferred securities with an interest or dividend rate reset periodically in an auction. Although there may a hypothetical price based on the estimated yield spread relationship between the securities. Pricing be daily, weekly and monthly resets, there is no guarantee that there will be liquidity. If there are not estimates do not constitute bids for any securities. Actual prices realized at sale may be more or less enough bids at an auction to redeem the securities available for sale, the result may be a failed auction, than those shown on your statement. In the event of a failed auction, there is no assurance that a secondary market will develop or that the security will trade at par or any other price reflected on statements and online. Accordingly, investors Unpriced Direct Participation Program (DPP) and Real Estate Investment (REIT) Securities: DPP and REIT securities are generally illiquid and the value of the security will, generally, be different Page 12 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE I I

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 13 of 14 J.P Morgan innovatus life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 should not rely on pricing information appearing in their statements or online with respect to ARS. AAMnilTllkin nm1T ha. t u u When J.P. Morgan is unable to obtain a price from an internal or outside source for a particular ARS, METHODS OF COMPUTING INTEREST ON DEBIT BALANCES: Interest is charged on a day by day the price column on your statement will indicate “unpriced”. basis for anY daYthat there is a net debit balance in Your overa” account The calculation is made on a 360-day basis at the rate or rates shown on the statement. Interest rates may be changed from time to A description of J.P. Morgan’s practices and procedures regarding ARS is available at time with fluctuating money market rates or for other reasons. www.jpmorgan.com/muniars. FOR OPTIONS ACCOUNTS: Further information with respect to commissions and other charges VALUATIONS OF OVER-THE-COUNTER DERIVATIVE TRANSACTIONS: Valuations of related to the execution of listed options transactions has been included on confirmation of such over-the-counter derivative transactions, including certain derivatives-related deposit products, have transactions previously available to you and such information will be made available to you promptly been prepared on a mid-market basis. These valuations are sourced from the various issuers of the upon written request. securities, affiliates or they are sourced from a third party valuation provider. J.P. Morgan expressly . . . . .... disclaims any responsibility for (1) the accuracy of the models or estimates used in deriving the PARTIAL CALLS: If a partial call is made with respect to an issue of securities included in your valuations, (2) any errors or omissions in computing or disseminating the valuations, and (3) any uses Accounts we will allocate the call by a method we deem fair and equitable. to which the valuations are put. Valuations are provided for information purposes only and are intended BEARER BONDS: If any securities held by us for your account are bearer obligations which have been solely for your own use. Please refer to the trade confirmation for details of each transaction. issued since DeCember 31, 1982 with original maturities of more than one year, we agree that we will UNPRICED SECURITIES: When we are unable to obtain a current value from an internal or outside satisfV the conditions set forth in subdivisions (i), (ii) and (iii) of the Treasury Regulation Section source for a particular security, the price column on your statement will indicate “Unpriced.” Although 1 165’12(c)(3) and covenant that we wiH comply with the requirements of Treasury Regulation Section such securities may have value, please note that the value of a security indicated as “Unpriced” will not 1 165’12(c)(2)(Hi) concerning the delivery of such bearer obligations. be included in your overall current market value as reflected on the statement. MESSAGE FOR ACCOUNTS WITH NON-US DOLLAR ACTIVITY: The holdings listed within each RESTRICTED SECURITIES: Restricted Securities (typically noted as “Restricted” or “RSTD” in the asset class are segregated by currency. For Non-USD denominated holdings, both the USD and local security description) have not been registered under the Securities Act of 1933 and may not be “freely currencV valuations and total asset class valuations, as calculated by the exchange rate stated, are traded.” Since restricted securities are subject to certain restrictions which may render them illiquid or Provided- Activi‘y wiH also be Presented by currency. Non-USD activity will display both USD and local less liquid than freely-tradable shares, there can be no assurance a secondary market exists. While we currencV valuations, as calculated based on the exchange rate of the activity date. All summary typically use the value of the registered/unrestricted security of the same issuer and same class for information presented in this statement is presented in USD, unless specifically noted as presented in statement (and other) reporting purposes, the price realizable in a sale of the securities may be less non-uou currency. than the “Market Value” indicated and could be zero. No attempt has been made to independently value FINANCIAL STATEMENT: A financial statement for JPMS is available for your personal inspection at the specific security subject to its restriction. Additionally, inclusion of pricing of these holdings will our officei or a copy wi|| be mai|ed to you upon written request. result in the aggregated value of your portfolio as reflected on this report being overstated by an amount ’ equal to the difference (if any) between the value of the freely-traded underlying security and the actual REPORTABLE TO THE INTERNAL REVENUE SERVICE: As required by law, at year end, we will value of your restricted shares. For additional information on pricing, please see the “Market Prices” report to you and to the Internal Revenue Service and to certain states, certain information on sales paragraph. (including short sales), dividends, and various types of interest that have been credited to your account. THIRD PARTY INFORMATION: This statement contains (i) information obtained from multiple direct, IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACCOUNT STATEMENT: Please review indirect, affiliated, unaffiliated, public and proprietary data sources (including, but not limited to this statement closely and contact us as soon as possible if you notice an error (including identifying information, market data, calculated data, reference data, valuations, ratings, coupon and things like possible unauthorized trading activity, unrecorded dividend payments or improper dividend rates and other fundamental data) and (ii) information which is calculated based upon such payments or transfers). In order to protect your rights, including any rights under the information (including but not limited to, market values, Current Yield and Estimated annual income). Securities Investor Protection Act (SIPA), you will be asked to provide details of the error in Although JPMS believes these sources and the sources of market values are reliable, it does not writing, using the information provided on the front of this statement. independently review or verify such information and neither JPMS nor any source will have any duty or , * x- obligation to verify, correct, complete, or update any such information. Such information is being ln Vour written communication, please provide the fol low. ng information: (1) your name and provided to you with all faults for use entirely at your own risk; without any warranty whatsoever by accou” numbar; the dollar amount of suspected error; and (3) a description of the JPMS, its affiliates or any such source. Neither JPMS or its affiliates nor any such source shall have error Please note that we must rece.ve your wntten commumcation no ater than 10 days after any liability whatsoever relating to any inaccuracy or lack of timeliness or completeness of such the statement on wh.ch the error appeared .s sent or made ava.lable If you do not notify us, information or any use thereof or for omissions therefrom nor for any lost profits, indirect, special or Vou a9ree that the statement act.v.ty and account balances are correct. consequential damages. Moreover, such sources retain exclusive proprietary rights in such CHANGES TO YOUR INVESTMENT OBJECTIVES OR FINANCIAL SITUATION: information. You may use such information only for your internal use and purposes and not for reuse Please notify us as soon as possible if you experience a change in your investment objectives or overall (other than in connection with the transaction or position for which the information is provided) or financial situation, or if you have questions or concerns about the management of your account. If we retransmission without prior written approval of the source, or for any unlawful or unauthorized purpose. Page 13 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE

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Case 24-80040-sgj11 Doc 288-7 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 7 Page 14 of 14 J.P Morgan INNOVATUS life sciences Important Information LENDING FUND I Statement Period : March 30—April 30, 2024 do not hear from you, we will consider the information we currently have on file to be complete and accurate. You can review your current investment objectives and/or make any changes to the personal financial information we have on file for your account anytime by calling the number listed on this statement. If you send us any written correspondence, please be sure to include your account number. CHANGES TO YOUR MAILING OR EMAIL ADDRESS: Please let us know as soon as possible when there has been a change to your mailing or email address. You can update your account by notifying the office servicing your account by calling the number listed on this statement. USA PATRIOT ACT: The USA PATRIOT Act requires that all financial institutions obtain certain identification documents or other information in order to comply with their customer identification procedures. Until you provide the required information or documents, we may not be able to open or maintain an account or effect any transactions for you. ASSETS: Subject to regulatory or other pre-agreed limitations, all or any part of the securities in your account may have been used by us in securities financing transactions. INFORMATION AVAILABLE UPON REQUEST: The date and time of the transaction and the name of the person from whom the security was purchased, or to whom it was sold will be furnished upon request. Page 14 of 14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE I I

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 1 of 15 J.EMorgan J.P. Morgan Securities Standard Month End—Eiger copy JPMS-Eiger Bio Aggregate Month End (M4 Y2024) 04/01/2024—04/30/2024 Dated: 05/02/2024 Locked Down Standard Month End—Eiger copy JPMS-Eiger Bio Aggregate ( ) Month End (M4 Y2024) 04/01/2024—04/30/2024 Dated: 05/02/2024 Locked Down

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 2 of 15 Table of Contents Dated: 05/02/2024 GAAP Financials (JPMS-Eiger Bio Aggregate ( )) 1 GAAP Trial Balance (JPMS-Eiger Bio Aggregate (2)) 2 GAAP Activity Detail (JPMS-Eiger Bio Aggregate ( )) 3 GAAP Entry Summary—GL Codes (JPMS-Eiger Bio Aggregate ( )) 4 GAAP Entry Detail (JPMS-Eiger Bio Aggregate ( )) 5 GAAP GL Balance Sheet by Lot (JPMS-Eiger Bio Aggregate ( )) 6 GAAP GL Income Detail (JPMS-Eiger Bio Aggregate ( )) 7 GAAP GL Interest Income (JPMS-Eiger Bio Aggregate ( )) 8 GAAP GL Amortization/Accretion (JPMS-Eiger Bio Aggregate ( )) 9 GAAP GL Realized Gain/Loss (JPMS-Eiger Bio Aggregate ( )) 10 GAAP Transaction Detail (JPMS-Eiger Bio Aggregate ( )) 11 GAAP Trading Activity (JPMS-Eiger Bio Aggregate ( )) 12

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 3 of 15 GAAP Financials JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Balance Sheet JPMS-Eiger Bio Aggregate JPMS-Eiger Bio MMK JPMS-Eiger Bio Pharma As of: 03/31/2024 04/30/2024 03/31/2024 04/30/2024 03/31/2024 04/30/2024 Book Value less Due 2,220.18 16,668.23 2,220.18 16,668.23 0.00 0.00 Accrued Balance 0.00 0.00 0.00 0.00 0.00 0.00 Interest/Dividend Due 14,448.01 70.93 14,448.01 70.93 0.00 0.00 Book Value + Accrued 16,668.19 16,739.16 16,668.19 16,739.16 0.00 0.00 Net Unrealized Carrying Value Gain 0.00 0.00 0.00 0.00 0.00 0.00 Carrying Value and Accrued 16,668.19 16,739.16 16,668.19 16,739.16 0.00 0.00 Income Statement JPMS-Eiger Bio Aggregate JPMS-Eiger Bio MMK JPMS-Eiger Bio Pharma Begin Date 04/01/2024 Begin Date 04/01/2024 Begin Date 04/01/2024 End Date 04/30/2024 End Date 04/30/2024 End Date 04/30/2024 Net Amortization/Accretion Income 0.00 0.00 0.00 Interest Income 70.97 70.97 0.00 Dividend Income 0.00 0.00 0.00 Foreign Tax Withheld Expense 0.00 0.00 0.00 Misc Income 0.00 0.00 0.00 Net Allowance Expense 0.00 0.00 0.00 Income Subtotal 70.97 70.97 0.00 Net Realized Gain/Loss 0.00 0.00 0.00 Impairment Loss 0.00 0.00 0.00 Net Gain/Loss 0.00 0.00 0.00 Expense 0.00 0.00 0.00 Net Income 70.97 70.97 0.00 Transfers In/Out 0.00 0.00 0.00 Change in Unrealized Gain/Loss 0.00 0.00 0.00 Statement of Cash Flows JPMS-Eiger Bio Aggregate JPMS-Eiger Bio MMK JPMS-Eiger Bio Pharma Begin Date 04/01/2024 Begin Date 04/01/2024 Begin Date 04/01/2024 End Date 04/30/2024 End Date 04/30/2024 End Date 04/30/2024 Net Income 70.97 70.97 0.00 Amortization/Accretion on MS 0.00 0.00 0.00 Change in Accrued on MS 0.00 0.00 0.00 Net Gain/Loss on MS 0.00 0.00 0.00 Change in Unrealized G/L on CE 0.00 0.00 0.00 Subtotal 0.00 0.00 0.00 Purchase of MS 0.00 0.00 0.00 Purchased Accrued of MS 0.00 0.00 0.00 Sales of MS 0.00 0.00 0.00 Sold Accrued of MS 0.00 0.00 0.00 Maturities of MS 0.00 0.00 0.00 Net Purchases/Sales 0.00 0.00 0.00 Transfers of Cash & CE 0.00 0.00 0.00 Total Change in Cash & CE 70.97 70.97 0.00 Beginning Cash & CE 16,668.19 16,668.19 0.00 Ending Cash & CE 16,739.16 16,739.16 0.00 1

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 4 of 15 GAAP Trial Balance JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Asset GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Cash USD 10100 Asset 0.00 0.00 0.00 Cash & Cash Equivalents USD 10100 Asset 2,220.18 14,448.05 16,668.23 Interest Receivable USD 13100 Asset 14,448.01 -14,377.08 70.93 —- USD ——— 16,668.19 70.97 16,739.16 Income & Expense GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Interest Income USD 70020 Income 109,324.52 70.97 109,395.49 JP Morgan Fees USD 68110 Expense -410.97 0.00 -410.97 —- USD ——— 108,913.55 70.97 108,984.52 Other GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Cash Transfers USD 10100 Equity -13,640,000.00 0.00 -13,640,000.00 —- USD 10100 —- -13,640,000.00 0.00 -13,640,000.00 * Grouped by: Trial Balance Grouping. * Groups Sorted by: Trial Balance Grouping. 2

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 5 of 15 GAAP Activity Detail JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Cash Activity Type GL Code Identifier Currency Description Activity Detail Value Buy 10100 262006208 USD Cash -14,448.05 Money Market Funds 10100 262006208 USD Cash 14,448.05 —- 10100 262006208 USD Cash 0.00 Cash & Cash Equivalents Activity Type GL Code Identifier Currency Description Activity Detail Value Buy 10100 262006208 USD DREYFUS GVT CSH MGT INST 14,448.05 Buy 10100 262006208 USD DREYFUS GVT CSH MGT INST 14,448.05 Interest Income Activity Type GL Code Identifier Currency Description Activity Detail Value Interest Income 70020 262006208 USD DREYFUS GVT CSH MGT INST 68.56 Money Market Funds 70020 262006208 USD DREYFUS GVT CSH MGT INST 2.41 —- 70020 262006208 USD DREYFUS GVT CSH MGT INST 70.97 Interest Receivable Activity Type GL Code Identifier Currency Description Activity Detail Value Interest Income 13100 262006208 USD DREYFUS GVT CSH MGT INST 68.56 Money Market Funds 13100 262006208 USD DREYFUS GVT CSH MGT INST -14,445.64 —- 13100 262006208 USD DREYFUS GVT CSH MGT INST -14,377.08 Trade Payable Activity Type GL Code Identifier Currency Description Activity Detail Value Buy 13090 262006208 USD Payable 0.00 Buy 13090 262006208 USD Payable 0.00 * Grouped by: GL Account Description. * Groups Sorted by: GL Account Description. 3

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 6 of 15 GAAP Entry Summary—GL Codes JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Activity Type Currency GL Code GL Account Description Debit Credit Money Market Funds USD 10100 Cash 14,448.05 0.00 Buy USD 10100 Cash & Cash Equivalents 14,448.05 0.00 Buy USD 10100 Cash 0.00 14,448.05 —- USD 10100 —- 28,896.10 14,448.05 Activity Type Currency GL Code GL Account Description Debit Credit Buy USD 13090 Trade Payable 14,448.05 14,448.05 Buy USD 13090 Trade Payable 14,448.05 14,448.05 Activity Type Currency GL Code GL Account Description Debit Credit Money Market Funds USD 13100 Interest Receivable 70.97 14,516.61 Interest Income USD 13100 Interest Receivable 68.56 0.00 —- USD 13100 Interest Receivable 139.53 14,516.61 Activity Type Currency GL Code GL Account Description Debit Credit Money Market Funds USD 70020 Interest Income 0.00 2.41 Interest Income USD 70020 Interest Income 0.00 68.56 —- USD 70020 Interest Income 0.00 70.97 * Grouped by: GL Code. * Groups Sorted by: GL Code. 4

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 7 of 15 GAAP Entry Detail JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Buy Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit 262006208 USD Cash 04/01/2024 10100 Cash 0.00 14,448.05 262006208 USD DREYFUS GVT CSH MGT INST 04/01/2024 10100 Cash & Cash Equivalents 14,448.05 0.00 262006208 USD Payable 04/01/2024 13090 Trade Payable 14,448.05 14,448.05 262006208 USD —- 04/01/2024 ——— 28,896.10 28,896.10 Interest Income Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit 262006208 USD DREYFUS GVT CSH MGT INST —- 70020 Interest Income 0.00 68.56 262006208 USD DREYFUS GVT CSH MGT INST —- 13100 Interest Receivable 68.56 0.00 262006208 USD DREYFUS GVT CSH MGT INST ——-—— 68.56 68.56 Money Market Funds Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit 262006208 USD Cash 04/01/2024 10100 Cash 14,448.05 0.00 262006208 USD DREYFUS GVT CSH MGT INST 04/01/2024 70020 Interest Income 0.00 0.04 262006208 USD DREYFUS GVT CSH MGT INST 04/30/2024 70020 Interest Income 0.00 2.37 262006208 USD DREYFUS GVT CSH MGT INST 04/01/2024 13100 Interest Receivable 0.04 14,448.05 262006208 USD DREYFUS GVT CSH MGT INST 04/30/2024 13100 Interest Receivable 70.93 68.56 262006208 USD ——-—-—— 14,519.02 14,519.02 * Grouped by: Activity Type. * Groups Sorted by: Activity Type. 5

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 8 of 15 GAAP GL Balance Sheet by Lot JPMS-Eiger Bio Aggregate ( ) As of 04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Un its Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due CE 262006208 16,668.23 USD CE —- 04/30/2024 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST 16,668.23 MMFUND ——— 0.00 16,668.23 16,668.23 CE 262006208 16,668.23 USD CE —- 04/30/2024 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST 16,668.23 MMFUND ——— 0.00 16,668.23 16,668.23 Receivable General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due Receivable CCYUSD 70.93 USD RCV —- 04/30/2024 70.93 0.00 JPMS-Eiger Bio MMK Receivable 70.93 CASH ——— 0.00 0.00 0.00 Receivable CCYUSD 70.93 USD RCV —- 04/30/2024 70.93 0.00 JPMS-Eiger Bio MMK Receivable 70.93 CASH ——— 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due ——— 16,739.16 USD ——— 04/30/2024 70.93 0.00 JPMS-Eiger Bio MMK —- 16,739.16 ——-—— 0.00 16,668.23 16,668.23 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 6

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 9 of 15 GAAP GL Income Detail JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income CE DREYFUS GVT CSH MGT INST MMFUND Y 2,220.18 0.00 16,668.23 0.00 0.00 70.93 0.00 JPMS-Eiger Bio MMK 16,668.23 CE Y 14,448.05 0.00 0.00 14,448.01 0.00 14,448.05 0.00 262006208 USD NY 0.00 0.00 0.00 0.00 0.00 0.00 70.97 70.97 CE DREYFUS GVT CSH MGT INST MMFUND Y 2,220.18 0.00 16,668.23 0.00 0.00 70.93 0.00 JPMS-Eiger Bio MMK 16,668.23 CE Y 14,448.05 0.00 0.00 14,448.01 0.00 14,448.05 0.00 262006208 USD NY 0.00 0.00 0.00 0.00 0.00 0.00 70.97 70.97 Receivable General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income Receivable Receivable CASH Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK 70.93 RCV Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 CCYUSD USD —- 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Receivable Receivable CASH Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK 70.93 RCV Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 CCYUSD USD —- 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income ——-—— Y 2,220.18 0.00 16,668.23 0.00 0.00 70.93 0.00 JPMS-Eiger Bio MMK 16,739.16 —- Y 14,448.05 0.00 0.00 14,448.01 0.00 14,448.05 0.00 —- USD —- 0.00 0.00 0.00 0.00 0.00 0.00 70.97 70.97 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 7

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 10 of 15 GAAP GL Interest Income JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received CE 262006208 16,668.23 MMFUND NY Y 0.00 0.00 0.00 70.93 70.97 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 0.00 14,448.01 0.00 0.00 14,448.05 CE 262006208 16,668.23 MMFUND NY Y 0.00 0.00 0.00 70.93 70.97 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 0.00 14,448.01 0.00 0.00 14,448.05 Receivable General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.00 Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received ——— 16,739.16 ——— Y 0.00 0.00 0.00 70.93 70.97 JPMS-Eiger Bio MMK —- USD —- Y 0.00 14,448.01 0.00 0.00 14,448.05 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 8

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 11 of 15 GAAP GL Amortization/Accretion JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due CE 262006208 16,668.23 MMFUND NY Y 14,448.05 0.00 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 2,220.18 0.00 0.00 16,668.23 CE 262006208 16,668.23 MMFUND NY Y 14,448.05 0.00 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 2,220.18 0.00 0.00 16,668.23 Receivable General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due ——— 16,739.16 ——— Y 14,448.05 0.00 0.00 0.00 JPMS-Eiger Bio MMK —- USD —- Y 2,220.18 0.00 0.00 16,668.23 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 9

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 12 of 15 GAAP GL Realized Gain/Loss JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss CE JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 16,668.23 USD MMFUND CE NY Y Y 0.00 0.00 0.00 CE JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 16,668.23 USD MMFUND CE NY Y Y 0.00 0.00 0.00 Receivable General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss Receivable JPMS-Eiger Bio MMK CCYUSD Receivable 70.93 USD CASH RCV —- Y Y 0.00 0.00 0.00 Receivable JPMS-Eiger Bio MMK CCYUSD Receivable 70.93 USD CASH RCV —- Y Y 0.00 0.00 0.00 Summary General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss —- JPMS-Eiger Bio MMK ——— 16,739.16 USD ——-—— Y Y 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 10

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 13 of 15 GAAP Transaction Detail JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 * Does not Lock Down. Account Identifier Description Current Units Currency Transaction Type Entry Date Settle Date Final Price Principal Commission Amount Maturity JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD Buy 04/01/2024 04/01/2024 04/30/2024 1.000 14,448.05 0.00 -14,448.05 JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 0.00 USD Money Market Funds 04/30/2024 04/30/2024 04/30/2024 —- 0.00 0.00 70.95 JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD ——-—— 04/30/2024 —- 14,448.05 0.00 -14,377.10 * Showing transactions with Entry Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed. * The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation. 11

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Case 24-80040-sgj11 Doc 288-8 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 8 Page 14 of 15 GAAP Trading Activity JPMS-Eiger Bio Aggregate ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 * Does not Lock Down. Account Identifier Description Current Units Currency Transaction Type Trade Date Settle Date Final Price Principal Accrued Interest Amount Maturity JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD Buy 04/01/2024 04/01/2024 04/30/2024 1.000 14,448.05 0.00 -14,448.05 JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD Buy 04/01/2024 04/01/2024 04/30/2024 1.000 14,448.05 0.00 -14,448.05 * Showing transactions with Trade Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed. * The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation. 12

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The information within this Case report is derived 24-80040 from information -sgj11 provided to Clearwater, Doc 288 with your -8 permission, Filed by 05/24/24 the custodian for your accounts Entered covered 05/24/24 in the report. This 19:17:29 data is not the official books Desc and records of the account. No guarantee is being made as to the accuracy or completeness of the information within the report 8 . The Page content contained 15 ofwithin 15is for informational purposes only. We encourage you to compare this with the statement you receive from the custodian for your accounts covered in the report.

Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 1 of 15 Standard Month End—Eiger copy JPMS-Eiger Bio MMK ( ) Month End (M4 Y2024) 04/01/2024—04/30/2024 Dated: 05/02/2024 Locked Down

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 2 of 15 Table of Contents Dated: 05/02/2024 GAAP Financials (JPMS-Eiger Bio MMK ( )) 1 GAAP Trial Balance (JPMS-Eiger Bio MMK ( )) 2 GAAP Activity Detail (JPMS-Eiger Bio MMK ( )) 3 GAAP Entry Summary—GL Codes (JPMS-Eiger Bio MMK ( )) 4 GAAP Entry Detail (JPMS-Eiger Bio MMK ( )) 5 GAAP GL Balance Sheet by Lot (JPMS-Eiger Bio MMK ( )) 6 GAAP GL Income Detail (JPMS-Eiger Bio MMK ( )) 7 GAAP GL Interest Income (JPMS-Eiger Bio MMK ( )) 8 GAAP GL Amortization/Accretion (JPMS-Eiger Bio MMK ( )) 9 GAAP GL Realized Gain/Loss (JPMS-Eiger Bio MMK ( )) 10 GAAP Transaction Detail (JPMS-Eiger Bio MMK ( )) 11 GAAP Trading Activity (JPMS-Eiger Bio MMK ( )) 12

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 3 of 15 GAAP Financials JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Balance Sheet JPMS-Eiger Bio MMK As of: 03/31/2024 04/30/2024 Book Value less Due 2,220.18 16,668.23 Accrued Balance 0.00 0.00 Interest/Dividend Due 14,448.01 70.93 Book Value + Accrued 16,668.19 16,739.16 Net Unrealized Carrying Value Gain 0.00 0.00 Carrying Value and Accrued 16,668.19 16,739.16 Income Statement JPMS-Eiger Bio MMK Begin Date 04/01/2024 End Date 04/30/2024 Net Amortization/Accretion Income 0.00 Interest Income 70.97 Dividend Income 0.00 Foreign Tax Withheld Expense 0.00 Misc Income 0.00 Net Allowance Expense 0.00 Income Subtotal 70.97 Net Realized Gain/Loss 0.00 Impairment Loss 0.00 Net Gain/Loss 0.00 Expense 0.00 Net Income 70.97 Transfers In/Out 0.00 Change in Unrealized Gain/Loss 0.00 Statement of Cash Flows JPMS-Eiger Bio MMK Begin Date 04/01/2024 End Date 04/30/2024 Net Income 70.97 Amortization/Accretion on MS 0.00 Change in Accrued on MS 0.00 Net Gain/Loss on MS 0.00 Change in Unrealized G/L on CE 0.00 Subtotal 0.00 Purchase of MS 0.00 Purchased Accrued of MS 0.00 Sales of MS 0.00 Sold Accrued of MS 0.00 Maturities of MS 0.00 Net Purchases/Sales 0.00 Transfers of Cash & CE 0.00 Total Change in Cash & CE 70.97 Beginning Cash & CE 16,668.19 Ending Cash & CE 16,739.16

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 4 of 15 GAAP Trial Balance JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Asset GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Cash USD 10100 Asset 0.00 0.00 0.00 Cash & Cash Equivalents USD 10100 Asset 2,220.18 14,448.05 16,668.23 Interest Receivable USD 13100 Asset 14,448.01 -14,377.08 70.93 —- USD ——— 16,668.19 70.97 16,739.16 Income & Expense GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Interest Income USD 70020 Income 109,324.52 70.97 109,395.49 —- USD 70020 —- 109,324.52 70.97 109,395.49 Other GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Cash Transfers USD 10100 Equity -13,640,410.97 0.00 -13,640,410.97 —- USD 10100 —- -13,640,410.97 0.00 -13,640,410.97 * Grouped by: Trial Balance Grouping. * Groups Sorted by: Trial Balance Grouping.

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 5 of 15 GAAP Activity Detail JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Cash Activity Type GL Code Identifier Currency Description Activity Detail Value Buy 10100 262006208 USD Cash -14,448.05 Money Market Funds 10100 262006208 USD Cash 14,448.05 —- 10100 262006208 USD Cash 0.00 Cash & Cash Equivalents Activity Type GL Code Identifier Currency Description Activity Detail Value Buy 10100 262006208 USD DREYFUS GVT CSH MGT INST 14,448.05 Buy 10100 262006208 USD DREYFUS GVT CSH MGT INST 14,448.05 Interest Income Activity Type GL Code Identifier Currency Description Activity Detail Value Interest Income 70020 262006208 USD DREYFUS GVT CSH MGT INST 68.56 Money Market Funds 70020 262006208 USD DREYFUS GVT CSH MGT INST 2.41 —- 70020 262006208 USD DREYFUS GVT CSH MGT INST 70.97 Interest Receivable Activity Type GL Code Identifier Currency Description Activity Detail Value Interest Income 13100 262006208 USD DREYFUS GVT CSH MGT INST 68.56 Money Market Funds 13100 262006208 USD DREYFUS GVT CSH MGT INST -14,445.64 —- 13100 262006208 USD DREYFUS GVT CSH MGT INST -14,377.08 Trade Payable Activity Type GL Code Identifier Currency Description Activity Detail Value Buy 13090 262006208 USD Payable 0.00 Buy 13090 262006208 USD Payable 0.00 * Grouped by: GL Account Description. * Groups Sorted by: GL Account Description.

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 6 of 15 GAAP Entry Summary—GL Codes JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Activity Type Currency GL Code GL Account Description Debit Credit Money Market Funds USD 10100 Cash 14,448.05 0.00 Buy USD 10100 Cash & Cash Equivalents 14,448.05 0.00 Buy USD 10100 Cash 0.00 14,448.05 —- USD 10100 —- 28,896.10 14,448.05 Activity Type Currency GL Code GL Account Description Debit Credit Buy USD 13090 Trade Payable 14,448.05 14,448.05 Buy USD 13090 Trade Payable 14,448.05 14,448.05 Activity Type Currency GL Code GL Account Description Debit Credit Money Market Funds USD 13100 Interest Receivable 70.97 14,516.61 Interest Income USD 13100 Interest Receivable 68.56 0.00 —- USD 13100 Interest Receivable 139.53 14,516.61 Activity Type Currency GL Code GL Account Description Debit Credit Money Market Funds USD 70020 Interest Income 0.00 2.41 Interest Income USD 70020 Interest Income 0.00 68.56 —- USD 70020 Interest Income 0.00 70.97 * Grouped by: GL Code. * Groups Sorted by: GL Code. 4

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 7 of 15 GAAP Entry Detail JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Buy Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit 262006208 USD Cash 04/01/2024 10100 Cash 0.00 14,448.05 262006208 USD DREYFUS GVT CSH MGT INST 04/01/2024 10100 Cash & Cash Equivalents 14,448.05 0.00 262006208 USD Payable 04/01/2024 13090 Trade Payable 14,448.05 14,448.05 262006208 USD —- 04/01/2024 ——— 28,896.10 28,896.10 Interest Income Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit 262006208 USD DREYFUS GVT CSH MGT INST —- 70020 Interest Income 0.00 68.56 262006208 USD DREYFUS GVT CSH MGT INST —- 13100 Interest Receivable 68.56 0.00 262006208 USD DREYFUS GVT CSH MGT INST ——-—— 68.56 68.56 Money Market Funds Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit 262006208 USD Cash 04/01/2024 10100 Cash 14,448.05 0.00 262006208 USD DREYFUS GVT CSH MGT INST 04/01/2024 70020 Interest Income 0.00 0.04 262006208 USD DREYFUS GVT CSH MGT INST 04/30/2024 70020 Interest Income 0.00 2.37 262006208 USD DREYFUS GVT CSH MGT INST 04/01/2024 13100 Interest Receivable 0.04 14,448.05 262006208 USD DREYFUS GVT CSH MGT INST 04/30/2024 13100 Interest Receivable 70.93 68.56 262006208 USD ——-—-—— 14,519.02 14,519.02 * Grouped by: Activity Type. * Groups Sorted by: Activity Type. 5

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 8 of 15 GAAP GL Balance Sheet by Lot JPMS-Eiger Bio MMK ( ) As of 04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due CE 262006208 16,668.23 USD CE —- 04/30/2024 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST 16,668.23 MMFUND ——— 0.00 16,668.23 16,668.23 CE 262006208 16,668.23 USD CE —- 04/30/2024 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST 16,668.23 MMFUND ——— 0.00 16,668.23 16,668.23 Receivable General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due Receivable CCYUSD 70.93 USD RCV —- 04/30/2024 70.93 0.00 JPMS-Eiger Bio MMK Receivable 70.93 CASH ——— 0.00 0.00 0.00 Receivable CCYUSD 70.93 USD RCV —- 04/30/2024 70.93 0.00 JPMS-Eiger Bio MMK Receivable 70.93 CASH ——— 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due ——— 16,739.16 USD ——— 04/30/2024 70.93 0.00 JPMS-Eiger Bio MMK —- 16,739.16 ——-—— 0.00 16,668.23 16,668.23 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 6

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 9 of 15 GAAP GL Income Detail JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income CE DREYFUS GVT CSH MGT INST MMFUND Y 2,220.18 0.00 16,668.23 0.00 0.00 70.93 0.00 JPMS-Eiger Bio MMK 16,668.23 CE Y 14,448.05 0.00 0.00 14,448.01 0.00 14,448.05 0.00 262006208 USD NY 0.00 0.00 0.00 0.00 0.00 0.00 70.97 70.97 CE DREYFUS GVT CSH MGT INST MMFUND Y 2,220.18 0.00 16,668.23 0.00 0.00 70.93 0.00 JPMS-Eiger Bio MMK 16,668.23 CE Y 14,448.05 0.00 0.00 14,448.01 0.00 14,448.05 0.00 262006208 USD NY 0.00 0.00 0.00 0.00 0.00 0.00 70.97 70.97 Receivable General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income Receivable Receivable CASH Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK 70.93 RCV Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 CCYUSD USD —- 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Receivable Receivable CASH Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK 70.93 RCV Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 CCYUSD USD —- 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income ——-—— Y 2,220.18 0.00 16,668.23 0.00 0.00 70.93 0.00 JPMS-Eiger Bio MMK 16,739.16 —- Y 14,448.05 0.00 0.00 14,448.01 0.00 14,448.05 0.00 —- USD —- 0.00 0.00 0.00 0.00 0.00 0.00 70.97 70.97 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 7

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 10 of 15 GAAP GL Interest Income JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received CE 262006208 16,668.23 MMFUND NY Y 0.00 0.00 0.00 70.93 70.97 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 0.00 14,448.01 0.00 0.00 14,448.05 CE 262006208 16,668.23 MMFUND NY Y 0.00 0.00 0.00 70.93 70.97 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 0.00 14,448.01 0.00 0.00 14,448.05 Receivable General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.00 Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received ——— 16,739.16 ——— Y 0.00 0.00 0.00 70.93 70.97 JPMS-Eiger Bio MMK —- USD —- Y 0.00 14,448.01 0.00 0.00 14,448.05 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 8

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 11 of 15 GAAP GL Amortization/Accretion JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due CE 262006208 16,668.23 MMFUND NY Y 14,448.05 0.00 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 2,220.18 0.00 0.00 16,668.23 CE 262006208 16,668.23 MMFUND NY Y 14,448.05 0.00 0.00 0.00 JPMS-Eiger Bio MMK DREYFUS GVT CSH MGT INST USD CE Y 2,220.18 0.00 0.00 16,668.23 Receivable General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 Receivable CCYUSD 70.93 CASH —- Y 0.00 0.00 0.00 0.00 JPMS-Eiger Bio MMK Receivable USD RCV Y 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due ——— 16,739.16 ——— Y 14,448.05 0.00 0.00 0.00 JPMS-Eiger Bio MMK —- USD —- Y 2,220.18 0.00 0.00 16,668.23 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 9

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 12 of 15 GAAP GL Realized Gain/Loss JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 CE General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss CE JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 16,668.23 USD MMFUND CE NY Y Y 0.00 0.00 0.00 CE JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 16,668.23 USD MMFUND CE NY Y Y 0.00 0.00 0.00 Receivable General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss Receivable JPMS-Eiger Bio MMK CCYUSD Receivable 70.93 USD CASH RCV —- Y Y 0.00 0.00 0.00 Receivable JPMS-Eiger Bio MMK CCYUSD Receivable 70.93 USD CASH RCV —- Y Y 0.00 0.00 0.00 Summary General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss —- JPMS-Eiger Bio MMK ——— 16,739.16 USD ——-—— Y Y 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 10

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 13 of 15 GAAP Transaction Detail JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 * Does not Lock Down. Account Identifier Description Current Units Currency Transaction Type Entry Date Settle Date Final Price Principal Commission Amount Maturity JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD Buy 04/01/2024 04/01/2024 04/30/2024 1.000 14,448.05 0.00 -14,448.05 JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 0.00 USD Money Market Funds 04/30/2024 04/30/2024 04/30/2024 —- 0.00 0.00 70.95 JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD ——-—— 04/30/2024 —- 14,448.05 0.00 -14,377.10 * Showing transactions with Entry Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed. * The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation. 11

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Case 24-80040-sgj11 Doc 288-9 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 9 Page 14 of 15 GAAP Trading Activity JPMS-Eiger Bio MMK ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 * Does not Lock Down. Account Identifier Description Current Units Currency Transaction Type Trade Date Settle Date Final Price Principal Accrued Interest Amount Maturity JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD Buy 04/01/2024 04/01/2024 04/30/2024 1.000 14,448.05 0.00 -14,448.05 JPMS-Eiger Bio MMK 262006208 DREYFUS GVT CSH MGT INST 14,448.05 USD Buy 04/01/2024 04/01/2024 04/30/2024 1.000 14,448.05 0.00 -14,448.05 * Showing transactions with Trade Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed. * The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation. 12

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The information within this Case report is derived 24-80040 from information -sgj11 provided to Clearwater, Doc 288 with your -9 permission, Filed by 05/24/24 the custodian for your accounts Entered covered 05/24/24 in the report. This 19:17:29 data is not the official books Desc and records of the account. No guarantee is being made as to the accuracy or completeness of the information within the report 9 . The Page content contained 15 ofwithin 15is for informational purposes only. We encourage you to compare this with the statement you receive from the custodian for your accounts covered in the report.

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 1 of 15 Standard Month End—Eiger copy JPMS-Eiger Bio Pharma ( ) Month End (M4 Y2024) 04/01/2024—04/30/2024 Dated: 05/02/2024 Locked Down

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 2 of 15 Table of Contents Dated: 05/02/2024 GAAP Financials (JPMS-Eiger Bio Pharma (1)) 1 GAAP Trial Balance (JPMS-Eiger Bio Pharma ( )) 2 GAAP Activity Detail (JPMS-Eiger Bio Pharma ( )) 3 GAAP Entry Summary—GL Codes (JPMS-Eiger Bio Pharma ( )) 4 GAAP Entry Detail (JPMS-Eiger Bio Pharma ( )) 5 GAAP GL Balance Sheet by Lot (JPMS-Eiger Bio Pharma ( )) 6 GAAP GL Income Detail (JPMS-Eiger Bio Pharma ( )) 7 GAAP GL Interest Income (JPMS-Eiger Bio Pharma ( )) 8 GAAP GL Amortization/Accretion (JPMS-Eiger Bio Pharma ( )) 9 GAAP GL Realized Gain/Loss (JPMS-Eiger Bio Pharma ( )) 10 GAAP Transaction Detail (JPMS-Eiger Bio Pharma ( )) 11 GAAP Trading Activity (JPMS-Eiger Bio Pharma ( )) 12

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 3 of 15 GAAP Financials JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Balance Sheet JPMS-Eiger Bio Pharma As of: 03/31/2024 04/30/2024 Book Value less Due 0.00 0.00 Accrued Balance 0.00 0.00 Interest/Dividend Due 0.00 0.00 Book Value + Accrued 0.00 0.00 Net Unrealized Carrying Value Gain 0.00 0.00 Carrying Value and Accrued 0.00 0.00 Income Statement JPMS-Eiger Bio Pharma Begin Date 04/01/2024 End Date 04/30/2024 Net Amortization/Accretion Income 0.00 Interest Income 0.00 Dividend Income 0.00 Foreign Tax Withheld Expense 0.00 Misc Income 0.00 Net Allowance Expense 0.00 Income Subtotal 0.00 Net Realized Gain/Loss 0.00 Impairment Loss 0.00 Net Gain/Loss 0.00 Expense 0.00 Net Income 0.00 Transfers In/Out 0.00 Change in Unrealized Gain/Loss 0.00 Statement of Cash Flows JPMS-Eiger Bio Pharma Begin Date 04/01/2024 End Date 04/30/2024

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 4 of 15 GAAP Trial Balance JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Income & Expense GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance JP Morgan Fees USD 68110 Expense -410.97 0.00 -410.97 —- USD 68110 —- -410.97 0.00 -410.97 Other GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Cash Transfers USD 10100 Equity 410.97 0.00 410.97 —- USD 10100 —- 410.97 0.00 410.97 * Grouped by: Trial Balance Grouping. * Groups Sorted by: Trial Balance Grouping. 2

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 5 of 15 GAAP Activity Detail JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Activity Type GL Code Identifier Currency Description Activity Detail Value * Grouped by: GL Account Description. * Groups Sorted by: GL Account Description. 3

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 6 of 15 GAAP Entry Summary—GL Codes JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Activity Type Currency GL Code GL Account Description Debit Credit * Grouped by: GL Code. * Groups Sorted by: GL Code. 4

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 7 of 15 GAAP Entry Detail JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit * Grouped by: Activity Type. * Groups Sorted by: Activity Type. 5

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 8 of 15 GAAP GL Balance Sheet by Lot JPMS-Eiger Bio Pharma ( ) As of 04/30/2024 Return to Table of Contents Dated: 05/02/2024 General Ledger Grouping, Identifier, Original Units, Currency, BS Class, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 6

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 9 of 15 GAAP GL Income Detail JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account, Factorized Units, BS Class, Fed Tax, less Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net Income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 7

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 10 of 15 GAAP GL Interest Income JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, Income Tax Income Beginning Due & Transferred In Due Transferred Out Interest/Dividend Accrued & Accrued Due & Accrued Received * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 8

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 11 of 15 GAAP GL Amortization/Accretion JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred In Book Value less Due Due Value less Due * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 9

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 12 of 15 GAAP GL Realized Gain/Loss JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax Tax Gain/Loss Loss * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping. 10

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 13 of 15 GAAP Transaction Detail JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 * Does not Lock Down. Account Identifier Description Current Units Currency Transaction Type Entry Date Settle Date Final Price Principal Commission Amount Maturity ——-—— 0.00 ——-—-—-—-—— 0.00 0.00 0.00 * Showing transactions with Entry Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed. * The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation. 11

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Case 24-80040-sgj11 Doc 288-10 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 10 Page 14 of 15 GAAP Trading Activity JPMS-Eiger Bio Pharma ( ) 04/01/2024—04/30/2024 Return to Table of Contents Dated: 05/02/2024 * Does not Lock Down. Account Identifier Description Current Units Currency Transaction Type Trade Date Settle Date Final Price Principal Accrued Interest Amount Maturity ——-—— 0.00 ——-—-—-—-—— 0.00 0.00 0.00 * Showing transactions with Trade Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed. * The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation. 12

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The information within this Case report is 24 derived -80040 from information -sgj11 provided to Doc Clearwater, 288 with—your 10 permission, Filed by the 05/24/24 custodian for your accounts Entered covered in 05/24/24 the report. This data 19:17:29 is not the official books Desc and records of the account. No guarantee is being made as to the accuracy or completeness of the information within the report 10 . The Page content contained 15 of within 15 is for informational purposes only. We encourage you to compare this with the statement you receive from the custodian for your accounts covered in the report.

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Case 24-80040-sgj11 Doc 288-11 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 11 Page 1 of 6 MERRILL~. A BANK OF AMERICA COMPANY Primary Account:- EIGER BIOPHARMACEUTICALS, INC. II PRIVATE WEALTH MANAGEMENT March 29, 2024 -April 30, 2024 2155 PARK BLVD PALO ALTO CA 94306-1543 PORTFOLIO SUMMARY Apri/30 March28 Month Change Net Portfolio Value $5,172,033.06 $5,149,364.93 $22,668.13 ... Your assets $5,172,033.06 $5,149,364.93 $22,668.13 Your liabilities Your Net Cash Flow (Inflows/Outflows) ($21.46) ($641.10) Securities You Transferred In/Out If you have questions on your statement, Subtotal Net Contributions ($21.46) ($641.10) call 24-Hour Assistance: Your Dividends/Interest Income $22,689.59 $21,179.93 (866) 4MLBUSINESS Your Market Gains/(Losses) (866) 465-287 4 Subtotal Investment Earnings $22,689.59 $21,179.93 Access Code: 39-884-06031 Investment Advice and Guidance: Call Your Private Wealth Advisor Your Private Wealth Advisor: JACKSON/SMITH/HERRERA 2049 CENTURY PARK E STE 1200 CENTURY CITY CA 90067 Total Value (Net Portfolio Value plus Assets Not Held/Valued By MLPF&S, if any) in millions, 2023-2024 1-888-288-9722 ~rs.b~~~crlTicillJ@@TI Up-to-date account information can be viewed at: www.mymerrill.com, where your statements are archived for three or more years. Questions about MyMerrill? Click the “help” tab at the top of the screen once you log in. 8/23 9/23 1 0/23 11/23 12/23 1 /24 2/24 3/24 4/24 HELP PROTECT YOURSELF FROM FALLING VICTIM TO A SCAM Merrill will never ask you for passwords, PINS, online credentials or to transfer assets. Learn about red flags https://www .ml.com/privacy-and-security-center/avoid-bank-scams If you have questions or concerns, please contact your advisor or call 1-800-MERRILL. + 017 1889 1 of15

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Case 24-80040-sgj11 Doc 288-11 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 11 Page 2 of 6 Primary Account:- 24-Hour Assistance: (866) 4MLBUSINESS Access Code: 39-884-06031 II YOUR ACCOUNTS March 29, 2024- April 30, 2024 Account No . Account Type/Managing Firm Apri/30 March28 Page • SOLUTIONS FOR BUSINESS EIGER BIOPHARMACEUTICALS, INC. 880-06018 WCMA 5,172,033.06 5,149,364.93 6· EIGER BIOPHARMACEUTICALS, INC. 880-06031 WCMA 0.00 0.00 11· Subtotal 5, 172,033.06 5,149,364.93 • Your account statement is enrolled in electronic delivery viewable on www.mymerrill.com All brokerage accounts are held at Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC. Bank deposits are held at Merrill Lynch affiliated banks or other depository institutions and are covered by FDIC insurance up to applicable limits. They are not protected by SIPC, see the section titled “Coverage for Your Account” on the second to last page ofyour statement for more information. These summary reports are provided for informational purposes only and contain information from accounts linked for delivery in a single package. The underlying accounts may have different owners and use of “you” or “your” in these reports refer to all owners. The enclosed separate account statements are the official record for each account. + 017 1889 2of15

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Case 24-80040-sgj11 Doc 288-11 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 11 Page 3 of 6 MERRILL~. A BANK OF AMERICA COMPANY Primary Account:- II YOUR BALANCE SHEET (tor your Merrill accounts) March 29, 2024- April 30, 2024 ASSETS CASH FLOW Apri/30 March28 This Report Year to Date Cash/Money Accounts 5,172,033.06 5,149,364.93 Opening Cash/Money Accounts $5,149,364.93 Fixed Income CREDITS Equities Funds Received Mutual Funds Electronic Transfers Options Other Credits Other Subtotal Subtotal (Long Portfolio) 5,172,033.06 5,149,364.93 DEBITS TOTAL ASSETS $5,172,033.06 $5,149,364.93 Electronic Transfers LIABILITIES Margin Interest Charged Margin loan/Debit Balance Other Debits Short Market Value Visa Purchases Subtotal ATM/Cash Advances Checks Written/Bill Payment NET PORTFOLIO VALUE $5,172,033.06 $5,149,364.93 (1,936.96) Advisory and other fees (21.46) Subtotal {21.46) (1,936.96} OTHER LIABILITIES (not included in Net Portfolio Value) Net Cash Flow ($21.46) ($1 ,936.96) 1 Dividends/Interest Income 22,689.59 85,539.81 Loan Management Account ( ) Security Purchases/Debits Mortgages Security Sales/Credits Home Equity Loans Business Loans Closing Cash/Money Accounts $5,172,033.06 Subtotal TOTAL LIABILITIES (1) Secured by assets in a Merrill account + 017 1889 3of15

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Case 24-80040-sgj11 Doc 288-11 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 11 Page 4 of 6 Primary Account:- 24-Hour Assistance: (866) 4MLBUSINESS Access Code: 39-884-06031 II YOUR PORTFOLIO REVIEW March 29, 2024- April 30, 2024 ASSET ALLOCATION* CURRENT INCOME * Estimated Accrued Interest not included; may not reflect all holdings; does not include asset categories less than 1%. Current Value Allocation $18.151 r Ill D Cash/Money 5,172,033.06 100.00% $g,o~~ r-~_J,~_.~—~-~——-,- -1 ,— ,1 — ——-,1--,1--,-1- ,-1- Accounts Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TOTAl $5,172,033.06 100% This Report Year To Date Tax-Exempt Interest Taxable Interest 2.07 2.24 Tax-Exempt Dividends Taxable Dividends 22,687.52 85,537.57 Total $22,689.59 $85,539.81 Your Estimated Annual Income $27 4,113.07 TOP FIVE PORTFOLIO HOLDINGS FINANCIAL MARKET INDICATORS Based on Estimated Market Value %of Previous Current Value Portfolio This Report Last Report Year End BLF FEDFUND 5,171 ,320.00 99.98% S&P 500 5035.69 5254.35 4769.83 +ML BANK DEPOSIT PROGRAM 712.00 0.01% Three-Month Treasury Bills 5.39% 5.36% 5.33% +FDIC INSURED NOT SIPC COVERED Long-Term Treasury Bonds 4.78% 4.34% 4.03% CASH 1.06 One-Month BSBY 5.34% 5.34% 5.43% NASDAQ 15657.82 16379.46 15011 .35 + 017 1889 4 of15

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Case 24-80040-sgj11 Doc 288-11 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 11 Page 5 of 6 MERRILL~. A BANK OF AMERICA COMPANY Primary Account:- II YOUR MONTHLY INCOME & GAIN/(LOSS) REVIEW March 29, 2024- April 30, 2024 INCOME SUMMARY This Report Year to Date Tax- Tax- Total Tax- Tax- Total Exempt Taxable Exempt Taxable This Report Exempt Taxable Exempt Taxable YTD Account No. Interest Interest Dividends Dividends Income Interest Interest Dividends Dividends Income Non-Retirement 880-06018 2 22,688 22,690 2 85,538 85,540 880-06031 TOTAL $2 $22,688 $22,690 $2 $85,538 $85,540 GAIN/(LOSS) SUMMARY Long Term Capital Realized Gains/(Losses) Gain Distributions Unrealized Gains/(Losses) This Report YTD This Report YTD Account No. Short Term Short Term Long Term Long Term Year To Date Short Term Long Term Non-Retirement 880-06018 880-06031 TOTAL + 017 1889 5 of15

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Case 24-80040-sgj11 Doc 288-12 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 12 Page 1 of 6 April 2024 Reporting Activity 04/01—04/30 Page 1 of 6 ADDRESS SERVICE REQUESTED Managing Your Accounts Phone: (408) 654-4636 >020432 7232434 0001 092196 1OZ EIGER BIOPHARMACEUTICALS, INC. Toll-Free: (800) 774-7390 DEBTOR IN POSSESSION 2155 PARK AVENUE Email: clientsupport@svb.com PALO ALTO CA 94306 Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $6,776,120.64 Total Balance $6,776,120.64 Analysis Checking - Account Summary Date Description 04/01/2024 Beginning Balance $1,289,268.74 04/30/2024 Ending Balance $6,776,120.64 Total debits this period $2,229,300.18 Total credits this period $7,716,152.08 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 04/01/2024 Beginning Balance $1,289,268.74 04/01/2024 BAMBORA EX10000093 -$10,312.08 $0.00 $1,278,956.66 68785268 Eiger BioPharmaceutica 04/01/2024 WIRE OUT 240401L1B77D1C000842 -$500,000.00 $0.00 $778,956.66 0001/0003 202409202619;BNF SIDLEY AUSTIN 077007 LLP;OBI PAYMENT OF INVOICEIN0 04/02/2024 SWEEP FROM DDA $0.00 $329,580.90 $1,108,537.56 038504 04/05/2024 SWEEP FROM DDA $0.00 $392,136.86 $1,500,674.42 04/09/2024 SWEEP FROM DDA $0.00 $122,067.00 $1,622,741.42 7232434 04/10/2024 WIRE IN 240410MMQFMPWD003760 $0.00 $1,129.87 $1,623,871.2920432 202410110656;ORG TRINET HR III , INC;OBI REFUND REF:8848580 7 04/10/2024 SWEEP FROM DDA $0.00 $1,887,740.42 $3,511,611.71

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Case 24-80040-sgj11 Doc 288-12 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 12 Page 2 of 6 CHECKS OUTSTANDING CHECKBOOK RECONCILIATION DATE AMOUNT DATE AMOUNT DATE AMOUNT OR # OR # OR # ENTER BALANCE THIS $ STATEMENT ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT) $ SUBTOTAL $ SUBTRACT TOTAL ITEMS OUTSTANDING $ BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: BALANCE $ Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below. If your checkbook and statement do not balance have you: Accounted for Verified additions and sub- Compared canceled Compared deposit amounts on bank charges? tractions in your checkbook? checks to check stub? statement to your checkbook? Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement. ___________________________________________________________________________________________________________ IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS (For Consumer Clients) Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number (if any). • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information. • Tell us the dollar amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. For questions about preauthorized transfers, please contact us at (800) 774-7390. ________________________________________________________________________________________________________ IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services. ___________________________________________________________________________________________________________ FAIR CREDIT REPORTING ACT We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report. ___________________________________________________________________________________________________________ Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC. 03c4197f-9d63-4bfa-8032-7219ced0fa58

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Case 24-80040-sgj11 Doc 288-12 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 12 Page 3 of 6 April 2024 Reporting Activity 04/01—04/30 Page 3 of 6 Analysis Checking - (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 04/11/2024 FX 207760539000001 EUR 304705. -$330,770.33 $0.00 $3,180,841.38 8 RATE: 1.08554PAYMENT OF INVO ICE2024 0013 04/11/2024 WIRE OUT 240411L1B77D1C001469 -$147,617.40 $0.00 $3,033,223.98 202410205308;BNF TRINET HR III , INC;REF Q+8862638 700 04/12/2024 Transfermate Inc TMATE -$30,240.65 $0.00 $3,002,983.33 2068168 Eiger BioPharmaceutica 04/12/2024 SWEEP FROM DDA 3303516377 $0.00 $146,480.40 $3,149,463.73 04/15/2024 FRANCHISE TAX BO PAYMENTS -$800.00 $0.00 $3,148,663.73 106980323 PM EB PHARM 04/15/2024 BAMBORA EX10000094 -$1,466.33 $0.00 $3,147,197.40 70324983 Eiger BioPharmaceutica 04/15/2024 FRANCHISE TAX BO PAYMENTS -$1,600.00 $0.00 $3,145,597.40 106984337 PM EIGER BI 04/15/2024 Transfermate Inc TMATE -$27,600.00 $0.00 $3,117,997.40 2071299 Eiger BioPharmaceutica 04/16/2024 SWEEP FROM DDA 3303516377 $0.00 $231,927.30 $3,349,924.70 04/18/2024 Transfermate Inc TMATE -$3,678.22 $0.00 $3,346,246.48 2081511 Eiger BioPharmaceutica 0002/0003 04/18/2024 Transfermate Inc TMATE -$44,853.33 $0.00 $3,301,393.15 2081508 077009 Eiger BioPharmaceutica 04/18/2024 Eiger Bio Inc. SVB-166 -$58,321.43 $0.00 $3,243,071.72 038505 ACH OFFSET 04/18/2024 WIRE OUT 240418L1B77D1C003590 -$9,043.31 $0.00 $3,234,028.417232434 202410914153;BNF TRINET HR III 20432 , INC;REF Q+8868524 946 04/19/2024 SWEEP FROM DDA 3303516377 $0.00 $73,240.20 $3,307,268.61 04/23/2024 SWEEP FROM DDA 3303516377 $0.00 $292,960.80 $3,600,229.41

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Case 24-80040-sgj11 Doc 288-12 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 12 Page 4 of 6 April 2024 Reporting Activity 04/01—04/30 Page 4 of 6 Analysis Checking - (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 04/25/2024 FX 208462290000001 CAD 625 RAT -$465.83 $0.00 $3,599,763.58 E: 1.3417PAYMENT OF INVOICE 86 3 04/25/2024 WIRE OUT 241161197200 -$23,375.00 $0.00 $3,576,388.58 202411611972;BNF PARTNERS4ACCE SS B.V.;OBI PAYMENT OF INVOICE 04/25/2024 WIRE OUT 240425L1B77D1C001001 -$147,150.28 $0.00 $3,429,238.30 202411604640;BNF TRINET HR III , INC;REF Q+8872658 218 04/26/2024 Eiger Bio Inc. SVB-167 -$1,842.86 $0.00 $3,427,395.44 ACH OFFSET 04/26/2024 Transfermate Inc TMATE -$15,017.48 $0.00 $3,412,377.96 2101207 Eiger BioPharmaceutica 04/26/2024 Transfermate Inc TMATE -$27,742.30 $0.00 $3,384,635.66 2101173 Eiger BioPharmaceutica 04/26/2024 Eiger Bio Inc. SVB-168 -$37,100.00 $0.00 $3,347,535.66 ACH OFFSET 04/26/2024 Transfermate Inc TMATE -$42,189.65 $0.00 $3,305,346.01 2100983 Eiger BioPharmaceutica 04/26/2024 Transfermate Inc TMATE -$122,043.47 $0.00 $3,183,302.54 2101170 Eiger BioPharmaceutica 04/26/2024 WIRE OUT 241172016000 -$14,617.17 $0.00 $3,168,685.37 202411720160;BNF INTEGRICHAIN INC 04/26/2024 WIRE OUT 241172015100 -$15,500.00 $0.00 $3,153,185.37 202411720151;BNF CHARLES RIVER LABORATORIES DEN BOSC;OBI PAY 04/26/2024 WIRE OUT 240426L1B77D1C005045 -$411,745.63 $0.00 $2,741,439.74 202411717316;BNF INTEGRICHAIN, INC.;OBI MEDICAID PAYMENTSKY 04/29/2024 GILERO LLC ACH CREDIT $0.00 $6,315.00 $2,747,754.74 4QB23420UL4E63 Eiger Biopharmaceutica

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Case 24-80040-sgj11 Doc 288-12 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 12 Page 5 of 6 April 2024 Reporting Activity 04/01—04/30 Page 5 of 6 Analysis Checking - (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 04/29/2024 BAMBORA EX10000095 -$4,338.34 $0.00 $2,743,416.40 71410982 Eiger BioPharmaceutica 04/29/2024 Eiger Bio Inc. SVB-170 -$10,553.26 $0.00 $2,732,863.14 ACH OFFSET 04/29/2024 WIRE OUT 240429L1B77D1C000434 -$152,801.52 $0.00 $2,580,061.62 202412001700;BNF INTEGRICHAIN INC;OBI WI 04/30/2024 BOOK TRANSFER CREDIT $0.00 $3,866,029.50 $6,446,091.12 FROM ACCOUNT 3304225537 04/30/2024 RHO, INC. DIRECT-PAY $0.00 $134,616.53 $6,580,707.65 71454651 Eiger Pharmaceut 04/30/2024 Transfermate Inc TMATE -$31,023.78 $0.00 $6,549,683.87 2107008 Eiger BioPharmaceutica 04/30/2024 WIRE OUT 240430L1B77D1C000790 -$5,490.53 $0.00 $6,544,193.34 202412102625;BNF INTEGRICHAIN, INC.;OBI FUNDING REQUEST 3109 04/30/2024 SWEEP FROM DDA 3303516377 $0.00 $231,927.30 $6,776,120.64 04/30/2024 Ending Balance $6,776,120.64 0003/0003 077011 038506 7232434 20432

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Case 24-80040-sgj11 Doc 288-13 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 13 Page 1 of 2 April 2024 Reporting Activity 04/01—04/30 Page 1 of 2 ADDRESS SERVICE REQUESTED Managing Your Accounts Phone: (408) 654-4636 >000901 7232434 0001 092196 1OZ EIGER BIOPHARMACEUTICALS, INC. Toll-Free: (800) 774-7390 DEBTOR IN POSSESSION 2155 PARK AVENUE Email: clientsupport@svb.com PALO ALTO CA 94306 Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $0.00 Total Balance $0.00 Analysis Checking - Account Summary Date Description 04/01/2024 Beginning Balance $3,866,029.50 04/30/2024 Ending Balance $0.00 Total debits this period $3,866,029.50 Total credits this period $0.00 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 04/01/2024 Beginning Balance $3,866,029.50 04/30/2024 BOOK TRANSFER DEBIT -$3,866,029.50 $0.00 $0.00 TO ACCOUNT 04/30/2024 Ending Balance $0.00 0001/0001 002963 001482 7232434 00901 62f618a0-26a1-4407-ace0-d1ef248b5803

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Case 24-80040-sgj11 Doc 288-13 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 13 Page 2 of 2 CHECKS OUTSTANDING CHECKBOOK RECONCILIATION DATE AMOUNT DATE AMOUNT DATE AMOUNT OR # OR # OR # ENTER BALANCE THIS $ STATEMENT ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT) $ SUBTOTAL $ SUBTRACT TOTAL ITEMS OUTSTANDING $ BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: BALANCE $ Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below. If your checkbook and statement do not balance have you: Accounted for Verified additions and sub- Compared canceled Compared deposit amounts on bank charges? tractions in your checkbook? checks to check stub? statement to your checkbook? Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement. ___________________________________________________________________________________________________________ IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS (For Consumer Clients) Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number (if any). • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information. • Tell us the dollar amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. For questions about preauthorized transfers, please contact us at (800) 774-7390. ________________________________________________________________________________________________________ IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services. ___________________________________________________________________________________________________________ FAIR CREDIT REPORTING ACT We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report. ___________________________________________________________________________________________________________ Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

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Case 24-80040-sgj11 Doc 288-14 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 14 Page 1 of 4 April 2024 Reporting Activity 04/01—04/30 Page 1 of 4 ADDRESS SERVICE REQUESTED Managing Your Accounts Phone: (408) 654-4636 >019802 7232434 0001 092196 1OZ EIGER BIOPHARMACEUTICALS, INC. Toll-Free: (800) 774-7390 DEBTOR IN POSSESSION 2155 PARK AVENUE Email: clientsupport@svb.com PALO ALTO CA 94306 Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $0.00 Total Balance $0.00 Analysis Checking - Account Summary Date Description 04/01/2024 Beginning Balance $0.00 04/30/2024 Ending Balance $0.00 Total debits this period $3,708,061.18 Total credits this period $3,708,061.18 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 04/01/2024 Beginning Balance $0.00 04/02/2024 CAREMARK CAREMARK $0.00 $329,580.90 $329,580.90 6980 EIGER BIOPHARMAC 04/02/2024 SWEEP TO DDA -$329,580.90 $0.00 $0.00 0001/0002 04/05/2024 FX 207439972000001 EUR 365970 $0.00 $392,136.86 $392,136.86 074939 RATE: 1.0715SIBV 04/05/2024 SWEEP TO DDA -$392,136.86 $0.00 $0.00 037470 04/09/2024 CAREMARK CAREMARK $0.00 $122,067.00 $122,067.00 6980 7232434 EIGER BIOPHARMAC 19802 04/09/2024 SWEEP TO DDA -$122,067.00 $0.00 $0.00 04/10/2024 FX 207697069000001 JPY 2919390 $0.00 $1,887,740.42 $1,887,740.42 56 RATE: 154.65INVOICENO.90004

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Case 24-80040-sgj11 Doc 288-14 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 14 Page 2 of 4 CHECKS OUTSTANDING CHECKBOOK RECONCILIATION DATE AMOUNT DATE AMOUNT DATE AMOUNT OR # OR # OR # ENTER BALANCE THIS $ STATEMENT ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT) $ SUBTOTAL $ SUBTRACT TOTAL ITEMS OUTSTANDING $ BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: BALANCE $ Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below. If your checkbook and statement do not balance have you: Accounted for Verified additions and sub- Compared canceled Compared deposit amounts on bank charges? tractions in your checkbook? checks to check stub? statement to your checkbook? Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement. ___________________________________________________________________________________________________________ IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS (For Consumer Clients) Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number (if any). • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information. • Tell us the dollar amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. For questions about preauthorized transfers, please contact us at (800) 774-7390. ________________________________________________________________________________________________________ IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services. ___________________________________________________________________________________________________________ FAIR CREDIT REPORTING ACT We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report. ___________________________________________________________________________________________________________ Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

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Case 24-80040-sgj11 Doc 288-14 Filed 05/24/24 Entered 05/24/24 19:17:29 Desc 14 Page 3 of 4 April 2024 Reporting Activity 04/01—04/30 Page 3 of 4 Analysis Checking - (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 04/10/2024 SWEEP TO DDA 003303490066 -$1,887,740.42 $0.00 $0.00 04/12/2024 CAREMARK CAREMARK $0.00 $146,480.40 $146,480.40 6980 EIGER BIOPHARMAC 04/12/2024 SWEEP TO DDA 003303490066 -$146,480.40 $0.00 $0.00 04/16/2024 CAREMARK CAREMARK $0.00 $231,927.30 $231,927.30 6980 EIGER BIOPHARMAC 04/16/2024 SWEEP TO DDA 003303490066 -$231,927.30 $0.00 $0.00 04/19/2024 CAREMARK CAREMARK $0.00 $73,240.20 $73,240.20 6980 EIGER BIOPHARMAC 04/19/2024 SWEEP TO DDA 003303490066 -$73,240.20 $0.00 $0.00 04/23/2024 CAREMARK CAREMARK $0.00 $292,960.80 $292,960.80 6980 EIGER BIOPHARMAC 04/23/2024 SWEEP TO DDA 003303490066 -$292,960.80 $0.00 $0.00 04/30/2024 CAREMARK CAREMARK $0.00 $231,927.30 $231,927.30 6980 EIGER BIOPHARMAC 04/30/2024 SWEEP TO DDA 003303490066 -$231,927.30 $0.00 $0.00 04/30/2024 Ending Balance $0.00 0002/0002 074941 037471 7232434 19802

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Main Document Page 1 of 12	Docket #0289 Date Filed: 05/24/2024

UNITED STATES BANKRUPTCY COURT

    Northern DISTRICT OF Texas

         Dallas

In Re. EBPI Merger Inc.	§	Case No. 24-80041
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 04/30/2024	Petition Date: 04/01/2024

Months Pending: 1	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		9

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements
☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

05/24/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
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x
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UST Form 11-MOR (12/01/2021)	3

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UST Form 11-MOR (12/01/2021)	4

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
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UST Form 11-MOR (12/01/2021)	5

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UST Form 11-MOR (12/01/2021)	6

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UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	☐	No	☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	☐	No	☒
c. Were any payments made to or on behalf of insiders?	Yes	☐	No	☒
d. Are you current on postpetition tax return filings?	Yes	☒	No	☐
e. Are you current on postpetition estimated tax payments?	Yes	☒	No	☐
f. Were all trust fund taxes remitted on a current basis?	Yes	☒	No	☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	☐	No	☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	☐	No	☐	N/A	☒
i. Do you have: Worker’s compensation insurance?	Yes	☒	No	☐
If yes, are your premiums current?	Yes	☒	No	☐	N/A	☐	(if no, see Instructions	)
Casualty/property insurance?	Yes	☒	No	☐
If yes, are your premiums current?	Yes	☒	No	☐	N/A	☐	(if no, see Instructions	)
General liability insurance?	Yes	☒	No	☐
If yes, are your premiums current?	Yes	☒	No	☐	N/A	☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	☐	No	☒
k. Has a disclosure statement been filed with the court?	Yes	☐	No	☒
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	☒	No	☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	☐	No	☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes	☐	No	☐	N/A	☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	05/24/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo

UST Form 11-MOR (12/01/2021)	10

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Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100

UST Form 11-MOR (12/01/2021)	11

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PageThree PageFour

UST Form 11-MOR (12/01/2021)	12

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Main Document Page 1 of 12	Docket #0290 Date Filed: 05/24/2024

UNITED STATES BANKRUPTCY COURT

  Northern DISTRICT OF Texas

        Dallas

In Re. EB Pharma LLC	§	Case No. 24-80042
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 04/30/2024	Petition Date: 04/01/2024

Months Pending: 1	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		9

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For	jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

05/24/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$800	$800

f.	Total disbursements for quarterly fee calculation (c+e)	$800	$800

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
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UST Form 11-MOR (12/01/2021)	3

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

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c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒

c. Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☐	No ☒
k. Has a disclosure statement been filed with the court?	Yes ☐	No ☒
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	05/24/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name EB Pharma LLC	Case No. 24-80042

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Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name EB Pharma LLC	Case No. 24-80042

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Docket #0291	Date Filed: 05/24/2024

UNITED STATES BANKRUPTCY COURT

   Northern DISTRICT OF Texas

         Dallas

In Re. Eiger BioPharmaceuticals Europe Limited	§	Case No. 24-80043
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 04/30/2024	Petition Date: 04/01/2024

Months Pending: 1	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		9

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

05/24/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
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UST Form 11-MOR (12/01/2021)	3

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
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UST Form 11-MOR (12/01/2021)	5

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c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$0	$0

d.	Postpetition employer payroll taxes paid	$0	$0

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0

g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☐	No ☒
k. Has a disclosure statement been filed with the court?	Yes ☐	No ☒
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	05/24/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Docket #0292 Date Filed: 05/24/2024

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. EigerBio Europe Limited	§	Case No. 24-80044
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 04/30/2024	Petition Date: 04/01/2024

Months Pending: 1	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		9

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☒	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

05/24/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$123,473

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$46,622	$46,622

d.	Cash balance end of month (a+b-c)	$76,851

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$46,622	$46,622

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$709,087

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$7,485,432

d	Total current assets	$12,124,988

e.	Total assets	$12,124,988

f.	Postpetition payables (excluding taxes)	$530

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$530

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$13,712,614

n.	Total liabilities (debt) (j+k+l+m)	$13,713,143

o.	Ending equity/net worth (e-n)	$-1,588,155

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$164,832

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$134,985

c.	Gross profit (a-b)	$29,847

d.	Selling expenses	$0

e.	General and administrative expenses	$17,655

f.	Other expenses	$77,337

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$-65,145	$-65,145

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
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viii
ix
x
xi
xii
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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iii
iv
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c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☐	No ☒
k. Has a disclosure statement been filed with the court?	Yes ☐	No ☒
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	05/24/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

PageThree PageFour

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Exhibit - 1
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	4/1/2024 - 4/30/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Month	Cash Receipts Current Month	Cash Disbursements Current Month		Cash Balance EOM	Disbursements by 3rd Party Current Month	Total Disbursements Current Month
Eiger BioEurope Limited	24-80044	$123,473	—	(46,622)	NA	$76,851	$—	$(46,622)

Total Cash Receipts and Cash Disbursements		$123,473	$—	$(46,622)	NA	$76,851	$—	$(46,622)

1.	In UST form, intercompany and timing adjustments are included in Receipts to avoid inclusion in quarterly fee calculation.

UST Form 11-MOR (12/01/2021)	1

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Exhibit - 2
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	4/30/2024

Supplemental Balance Sheet

Eiger BioPharmaceuticals, Inc.
04/30/2024
ASSETS
Cash and Equivalents	$76,424
Accounts Receivable Trade	709,087
Intercompany Receivables	3,848,017
Inventory	7,485,432
Prepaid Insurance	5,262
VAT on Purchases-Input VAT Receivable	766

Total Current Assets	$12,124,988

TOTAL ASSETS	$12,124,988

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	530

Total Liabilities Not Subject to Compromise	$530
Liabilities Subject to Compromise
Accounts Payable Trade	64
Intercompany Payables	13,168,494
Accruals GTN: Other Gross to Net	535,985
Accrued Liabilities	8,070

Total Liabilities Subject to Compromise	$13,712,614

Total Liabilities	$13,713,143
Total Equity	(1,588,155)

TOTAL LIABILITIES & EQUITY	$12,124,988

UST Form 11-MOR (12/01/2021)	2

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Exhibit - 3
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	4/1/2024 - 4/30/2024

Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.
	Current Month	Cumulative
	04/01/2024 - 04/30/2024	04/01/2024 - 04/30/2024	Notes
Income
Income	$164,832	$164,832

Total Income	$164,832	$164,832
Operating Expenses
Cost of Sales	134,985	134,985
Expenses	17,655	17,655

Total Operating Expenses	$152,640	$152,640

Operating Income / (Loss)	$12,192	$12,192

Other (Income) / Expense
Other Income	$—	$—	[1	]
Other Expense	77,337	77,337	[1	]

Total Other (Income) / Expense	$77,337	$77,337

Net Income / (Loss) before Reorganization Expenses	$(65,145)	$(65,145)
Reorganization Items, net	—	—

Net Income / (Loss)	$(65,145)	$(65,145)

Notes

[1] - Includes both realized and unrealized (gains) / losses.

UST Form 11-MOR (12/01/2021)	3

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In re: Eiger BioEurope Limited		Exhibit - 4
	Case No.:	24-80044
AR Aging	Reporting Period:	4/1/2024 - 4/30/2024

Sold From	Invoice Number	Invoice Date	Due Date	Days Aged	Customer	Currency		Amount	1 - 30 Days (Current)	31 - 60 Days	Total
Eigerbio Europe	10015	03/31/24	05/30/24	-30	Sciensus (Germany)	EUR	*	€411,106.79	$411,106.79		$411,106.79
Eigerbio Europe	10015	03/31/24	05/30/24	-30	Sciensus (Germany)	EUR	*	€117,459.08	$117,459.08		$117,459.08
Eigerbio Europe	10016	04/30/24	06/29/24	-60	Sciensus (Germany)	EUR	*	€180,521.13	$180,521.13		$180,521.13
											$—

Total (USD)									$709,087.00	$—	$709,087.00

*	All foreign currencies are translated to USD as of month end

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Exhibit - 5
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80044
	Reporting Period:	4/1/2024 - 4/30/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	Total Open Balance
V1322	Health Products Regulatory Authority (HPRA)	1400105060	$529.53	05/19/24	$529.53	$—

Total V1322					$529.53	$—	$529.53

Grand Total			$529.53		$529.53	$—	$529.53

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Balance and Transaction Report	User:

Account Name:	CURRENT ACCOUNTS	Printed On
Account Number:		Wednesday, May 01, 2024
Account NSC:		12:05:51 AM
Account Currency:	EUR

Balance And Transaction		Account Statement for
period: 01/04/2024 -30/04/2024

Posting Date	Value Date	Narrative	Debit Amount	Credit Amount	Balance
17/04/2024		OPENING BALANCE		€0.00	€114,955.07
18/04/2024		Regus CME Ire SEPA DD	€1,913.88		€113,041.19
26/04/2024		TO NICHE QUALITY	€1,609.46
26/04/2024		TO GS1 GERMANY GMBH	€170.00
26/04/2024		TO APOTHEKEN RECHEN Z	€11,812.50
26/04/2024		TO NICHE QUALITY	€2,400.96
26/04/2024		TO ROTE LISTE SERVICE	€250.00
26/04/2024		TO NOVENTI HEALTHCARE	€16,750.80		€80,047.47
30/04/2024		TO SCIENSUS	€8,606.25		€71,441.22

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